                                                                   Exhibit 10.26

================================================================================

                TRUST INDENTURE AND SECURITY AGREEMENT [N361ML]

                        dated as of September 27, 2000


                                    between

               FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
              not in its individual capacity except as expressly
                          provided herein, but solely
                                 Owner Trustee

                                      and

                                ALLFIRST BANK,
                             as Indenture Trustee


================================================================================


                   COVERING ONE BOEING MODEL 737-7BX AIRCRAFT
                      BEARING U.S. REGISTRATION NO. N361ML
                     AND MANUFACTURER'S SERIAL NUMBER 30736

                                                 TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I           DEFINITIONS..................................................................................     7
         Section 1.01.      Definitions..........................................................................     7

ARTICLE II          ISSUE, EXECUTION, FORM AND
                    REGISTRATION OF EQUIPMENT NOTES..............................................................     7
         Section 2.01.      Authentication and Delivery of Equipment Notes.......................................     7
         Section 2.02.      Execution of Equipment Notes.........................................................     8
         Section 2.03.      Authentication.......................................................................     8
         Section 2.04.      Form and Terms of Equipment Notes; Payments on
                            Equipment Notes......................................................................     8
         Section 2.05.      Payments from Indenture Estate Only..................................................    11
         Section 2.06.      Registration, Transfer and Exchange..................................................    12
         Section 2.07.      Mutilated, Defaced, Destroyed, Lost and Stolen
                            Equipment Notes......................................................................    13
         Section 2.08.      Cancellation of Equipment Notes; Destruction Thereof.................................    14
         Section 2.09.      Termination of Interest in Indenture Estate..........................................    14
         Section 2.10.      Equipment Notes in Respect of Replacement Aircraft...................................    14
         Section 2.11.      Assumption of Obligations Under Equipment Notes
                            and Other Operative Agreements.......................................................    14
         Section 2.12.      Subordination........................................................................    14

ARTICLE III         COVENANTS....................................................................................    15
         Section 3.01.      Payment of Principal, MakeWhole Premium and Interest.................................    15
         Section 3.02.      Offices for Payments, etc............................................................    15
         Section 3.03.      Appointment to Fill a Vacancy in Office of Indenture
                            Trustee..............................................................................    15
         Section 3.04.      Paying Agents........................................................................    15
         Section 3.05.      Covenants of the Owner Trustee.......................................................    16
         Section 3.06.      [Reserved]...........................................................................    17
         Section 3.07.      Disposal of Indenture Estate.........................................................    17
         Section 3.08.      No Representations or Warranties as to Aircraft or
                            Documents............................................................................    17
         Section 3.09.      Further Assurances; Financing Statements.............................................    17

ARTICLE IV          HOLDER LISTS.................................................................................    18
         Section 4.01.      Holder Lists: Ownership of Equipment Notes...........................................    18

ARTICLE V           RECEIPT, DISTRIBUTION AND APPLICATION OF
                    INCOME FROM THE INDENTURE ESTATE.............................................................   18
         Section 5.01.      Basic Rent Distribution..............................................................   18
         Section 5.02.      Event of Loss and Replacement; Prepayment............................................   19
         Section 5.03.      Payment After Indenture Event of Default, etc........................................   20
         Section 5.04.      Certain Payments.....................................................................   22
         Section 5.05.      Other Payments.......................................................................   23
         Section 5.06.      Payments to Owner Trustee............................................................   23
         Section 5.07.      Application of Payments..............................................................   24
         Section 5.08.      Investment of Amounts Held by Indenture Trustee......................................   24
         Section 5.09.      Withholding Taxes....................................................................   25

ARTICLE VI          PREPAYMENT OF EQUIPMENT NOTES................................................................   25
         Section 6.01.      No Prepayment Except as Specified....................................................   25
         Section 6.02.      Prepayment of Equipment Notes........................................................   25
         Section 6.03.      Notice of Prepayment to Holders......................................................   27
         Section 6.04.      Deposit of Prepayment Price..........................................................   27
         Section 6.05.      Equipment Notes Payable on Prepayment Date...........................................   27

ARTICLE VII         INDENTURE EVENTS OF DEFAULT; REMEDIES
                    OF INDENTURE TRUSTEE AND HOLDERS.............................................................   28
         Section 7.01.      Indenture Event of Default...........................................................   28
         Section 7.02.      Remedies.............................................................................   30
         Section 7.03.      Return of Aircraft, etc..............................................................   32
         Section 7.04.      Indenture Trustee May Prove Debt.....................................................   35
         Section 7.05.      Remedies Cumulative..................................................................   36
         Section 7.06.      Suits for Enforcement................................................................   36
         Section 7.07.      Discontinuance of Proceedings........................................................   37
         Section 7.08.      Unconditional Right of Holders to Payments on
                            Equipment Notes......................................................................   37
         Section 7.09.      Control by Holders...................................................................   37
         Section 7.10.      Waiver of Past Indenture Default.....................................................   38
         Section 7.11.      Notice of Indenture Default..........................................................   38

ARTICLE VIII        RIGHTS OF THE OWNER TRUSTEE
                    AND THE OWNER PARTICIPANT....................................................................   38
         Section 8.01.      Certain Rights of Owner Trustee and Owner Participant................................   38
         Section 8.02.      Owner Participant's Right to Prepay or Purchase the
                            Equipment Notes......................................................................   41
         Section 8.03.      Certain Rights of Owner Participant..................................................   42

ARTICLE IX          CONCERNING THE INDENTURE TRUSTEE.............................................................   44
         Section 9.01.      Acceptance of Trusts.................................................................   44

         Section 9.02.      Duties Before, and During, Existence of Indenture Event
                            of Default...........................................................................   44
         Section 9.03.      Certain Rights of the Indenture Trustee..............................................   46
         Section 9.04.      Indenture Trustee Not Responsible for Recitals, Equipment
                            Notes, or Proceeds...................................................................   47
         Section 9.05.      Indenture Trustee and Agents May Hold Equipment
                            Notes; Collections, etc..............................................................   47
         Section 9.06.      Moneys Held by Indenture Trustee.....................................................   47
         Section 9.07.      Right of Indenture Trustee to Rely on Officer's Certificate,
                            etc..................................................................................   47
         Section 9.08.      Replacement Airframes and Replacement Engines........................................   47
         Section 9.09.      Indenture Supplement for Replacements................................................   50
         Section 9.10.      Effect of Replacement................................................................   51
         Section 9.11.      Compensation.........................................................................   51

ARTICLE X           CONCERNING THE HOLDERS.......................................................................   51
         Section 10.01.     Evidence of Action Taken by Holders..................................................   51
         Section 10.02.     Proof of Execution of Instruments and of Holding of
                            Equipment Notes......................................................................   52
         Section 10.03.     Holders to Be Treated as Owners......................................................   52
         Section 10.04.     Equipment Notes Owned by Owner Trustee or Lessee
                            Deemed Not Outstanding...............................................................   52
         Section 10.05.     ERISA................................................................................   53

ARTICLE XI          INDEMNIFICATION OF INDENTURE
                    TRUSTEE BY OWNER TRUSTEE.....................................................................   53

ARTICLE XII         SUCCESSOR TRUSTEES...........................................................................   54
         Section 12.01.     Notice of Successor Owner Trustee....................................................   54
         Section 12.02.     Resignation and Removal of Indenture Trustee:
                            Appointment of Successor.............................................................   54
         Section 12.03.     Persons Eligible for Appointment as Indenture
                            Trustee..............................................................................   55
         Section 12.04.     Acceptance of Appointment by Successor Trustee.......................................   56
         Section 12.05.     Merger, Consolidation or Succession to Business of
                            Indenture Trustee....................................................................   56
         Section 12.06.     Appointment of Separate Trustees.....................................................   57

ARTICLE XIII        SUPPLEMENTS AND AMENDMENTS TO THIS
                    TRUST INDENTURE AND OTHER DOCUMENTS..........................................................   59
         Section 13.01.     Supplemental Indentures Without Consent of Holders...................................   59
         Section 13.02.     Supplemental Indentures With Consent of Holders......................................   60
         Section 13.03.     Effect of Supplemental Indenture.....................................................   61
         Section 13.04.     Documents to Be Given to Indenture Trustee...........................................   62

         Section 13.05.     Notation on Equipment Notes in Respect of
                            Supplemental Indentures..............................................................   62
         Section 13.06.     No Request Necessary for Lease Supplement or
                            Indenture Supplement.................................................................   62
         Section 13.07.     Notices to Liquidity Providers.......................................................   62

ARTICLE XIV         SATISFACTION AND DISCHARGE OF INDENTURE;
                    UNCLAIMED MONEYS.............................................................................   62
         Section 14.01.     Satisfaction and Discharge of Indenture: Termination
                            of Indenture.........................................................................   62
         Section 14.02.     Application by Indenture Trustee of Funds Deposited
                            for Payment of Equipment Notes.......................................................   63
         Section 14.03.     Repayment of Moneys Held by Paying Agent.............................................   63
         Section 14.04.     Transfer of Unclaimed Money Held by Indenture
                            Trustee and Paying Agent.............................................................   63

ARTICLE XV          MISCELLANEOUS................................................................................   64
         Section 15.01.     Capacity in Which Acting.............................................................   64
         Section 15.02.     No Legal Title to Indenture Estate in Holders........................................   64
         Section 15.03.     Sale of Indenture Estate by Indenture Trustee is
                            Binding..............................................................................   64
         Section 15.04.     Indenture Benefits Trustees, Participants, Lessee, and
                            Liquidity Providers Only.............................................................   64
         Section 15.05.     No Action Contrary to Lessee's Rights Under the
                            Lease................................................................................   65
         Section 15.06.     Notices..............................................................................   65
         Section 15.07.     Officer's Certificates and Opinions of Counsel.......................................   65
         Section 15.08.     Severability.........................................................................   66
         Section 15.09.     No Oral Modifications or Continuing Waivers..........................................   66
         Section 15.10.     Successors and Assigns...............................................................   66
         Section 15.11.     Headings.............................................................................   66
         Section 15.12.     Normal Commercial Relations..........................................................   66
         Section 15.13.     Governing Law; Counterparts..........................................................   66
         Section 15.14.     Lessee's Right of Quiet Enjoyment....................................................   67

Annex A  Principal Amount of Equipment Notes

Annex B  Amortization Schedule

Exhibit A  Form of Indenture Supplement

Exhibit B  Form of Equipment Note

Schedule I to Equipment Note  Principal Amortization

                TRUST INDENTURE AND SECURITY AGREEMENT [N361ML]


                  TRUST INDENTURE AND SECURITY AGREEMENT [N361ML] dated as of September 27, 2000 (the "Indenture"), between FIRST UNION TRUST COMPANY,
                         ---------
NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise specifically set forth herein (when acting in such individual capacity, "Trust Company"), but solely as owner trustee (the "Owner
                      -------------                                      -----
Trustee") under the Trust Agreement, as defined herein, and ALLFIRST BANK, a
-------
Maryland state-chartered commercial bank (when acting in its individual capacity, "Allfirst"), as Indenture Trustee hereunder (the "Indenture Trustee").
           --------                                         -----------------

                             W I T N E S S E T H:
                             - - - - - - - - - -


                  WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

                  WHEREAS, the Owner Participant and Trust Company have, prior to the execution and delivery of this Indenture, entered into the Trust Agreement, whereby, among other things, Trust Company has declared a certain trust for the use and benefit of the Owner Participant, subject, however, to the Lien of this Indenture for the use and benefit of, and with the priority of payment to, the holders of the Equipment Notes issued hereunder, and the Owner Trustee is authorized and directed to execute and deliver this Indenture;

                  WHEREAS, the Owner Trustee desires by this Indenture, among other things (i) to provide for the issuance by the Owner Trustee of Equipment Notes as provided in the Participation Agreement, and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder of, among other things, certain of the Owner Trustee's estate, right, title and interest in and to the Aircraft and the Indenture Documents and certain payments and other amounts (other than Excepted Payments) received hereunder or thereunder in accordance with the terms hereof, as security for the Secured Obligations;

                  WHEREAS, all things have been done to make the Equipment Notes, when executed by the Owner Trustee, and authenticated, issued and delivered hereunder, the valid obligations of the Owner Trustee; and

                  WHEREAS, all things necessary to make this Indenture the valid, binding and legal obligation of the Owner Trustee, enforceable in accordance with its terms, have been done and performed and have happened.

                  NOW, THEREFORE, the parties agree as follows:

                                 GRANTING CLAUSE

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and to secure (i) the prompt payment of the principal of and Make-Whole Premium, if any, and interest on, and all other amounts due with respect to, all the Equipment Notes from time to time outstanding under this Indenture and all other amounts due hereunder and (ii) the performance and observance by the Owner Trustee and the Lessee of all the agreements, covenants and provisions in this Indenture, the Equipment Notes, the Participation Agreement and in the Lease contained for the benefit of the Holders, and the prompt payment of any and all amounts from time to time owing under the Participation Agreement by the Owner Trustee or the Lessee to the Holders and each of the Indenture Indemnitees (provided that, with respect to amounts owed to the Liquidity Providers which relate to amounts due under the Liquidity Facilities, the amounts secured hereby shall only include such amounts to the extent due and owing pursuant to the final paragraph of Section 2.04 hereof) (collectively the "Secured Obligations") and for the uses and purposes and
                   -------------------
subject to the terms and provisions of this Indenture, and in consideration of the premises and of the covenants in this Indenture and in the Equipment Notes and of the purchase of the Equipment Notes by their Holders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery of this Indenture, the receipt and sufficiency of which are hereby acknowledged, the Owner Trustee has granted, bargained, assigned, transferred, conveyed, mortgaged, pledged, granted a first priority security interest in and confirmed, and does hereby grant, bargain, assign, transfer, convey, mortgage, pledge and grant a first priority security interest in and confirm to the Indenture Trustee, its successors and assigns, in trust for the equal and ratable security and benefit of the Holders and each of the Indenture Indemnitees, a first priority security interest in and first mortgage Lien on all estate, right, title and interest of the Owner Trustee in, to and under the following described property, rights and privileges other than Excepted Payments, which collectively, excluding Excepted Payments but including all property specifically subjected to the Lien of this Indenture by the terms hereof, by any supplement to this Indenture (including the Indenture Supplement) or any mortgage supplemental to this Indenture, are included within the Indenture Estate, subject always to the rights of or granted to the Owner Trustee or the Owner Participant hereunder and to the other terms and conditions of this
Indenture:

         (1) The Airframe, as described in the Indenture Supplement, and any airframe substituted in replacement thereof pursuant to the provisions of this Indenture; the Engines, as the same are more particularly described in the Indenture Supplement, whether or not such Engines shall be installed in or attached to the Airframe or any other airframe, and any Replacement Engine therefor; and all Parts in respect of the Airframe and the Engines and all records, logs and other documents at any time maintained with respect to the foregoing property;

         (2) The Lease and all Rent thereunder, including, without limitation, all amounts of Basic Rent and Supplemental Rent, and payments of any kind thereunder and including all rights of the Owner Trustee to execute any election or option or to give or receive any notice, consent, waiver or approval under or in respect of the Lease or to accept any surrender of the Aircraft or any part thereof, as well as any rights, powers or remedies on the part of the Owner Trustee, whether arising under the Lease or by statute or at law or in equity or otherwise arising out of any Event of Default;

         (3) The Purchase Agreement (to the extent assigned by the Purchase Agreement Assignment), the Purchase Agreement Assignment, the PAA Consent, the Engine Warranty Assignment, the CFM Warranty, the Engine Manufacturer's Consent, the FAA Bill of Sale, the Warranty Bill of Sale and the Participation Agreement (to the extent of amounts payable to the Owner Trustee thereunder) (collectively, and together with the Lease, the "Indenture Documents"),
                                                 -------------------
including all rights of the Owner Trustee to execute any election or option or to give or receive any notice, consent, waiver or approval under or in respect of any of the foregoing documents and instruments;

         (4) All the tolls, rents, issues, profits, products, revenues and other income (including sales proceeds) of the property subjected or required to be subjected to the Lien of this Indenture, and all of the estate, right, title and interest of the Owner Trustee in and to the same and every part of said property;

         (5) All other moneys and securities (including Permitted Investments) now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee by or for the account of the Owner Trustee pursuant to any term of any Operative Agreement, except the Tax Indemnity Agreement, and held or required to be held by the Indenture Trustee hereunder;

         (6) All requisition and insurance proceeds with respect to the Aircraft or any part thereof (to the extent of the Owner Trustee's interest therein pursuant to the terms of the Lease), including insurance required to be maintained by the Lessee under Section 9 of the Lease; and

         (7)      All proceeds of the foregoing.

                  EXCLUDING, HOWEVER, from the foregoing grant of the Lien and security interest of this Indenture and from the Indenture Estate, (i) all Excepted Payments, including without limitation all right, title and interest of the Owner Participant in, to and under the Tax Indemnity Agreement and any moneys due or to become due under the Tax Indemnity Agreement and all rights to collect and enforce Excepted Payments and (ii) rights of, granted to or retained by the Owner Trustee or the Owner Participant hereunder and SUBJECT TO the following provisions:

                  (a) (i) whether or not an Indenture Event of Default shall occur and be continuing, the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Indenture
         Trustee: (A) to Excepted Payments and to commence an action at law to obtain or otherwise demand, sue for or receive and enforce the payment of such Excepted Payments, (B) to exercise any election or option or make any decision or determination or to give or receive any notice (including notice of Default), consent, waiver or approval in respect of any such Excepted Payment, (C) to adjust (and make any decision or determination or give any notice or consent with respect to) Basic Rent and the percentag-es relating to Termination Value and the EBO Amount, as provided in
         Section 3(d) of the Lease and Section 13.01 of the Participation Agreement, (D) to exercise any election or option to make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case only to the extent relating to, Excepted Payments (except for, in respect of any portion of Basic Rent constituting an Excepted Payment, any action changing the manner by which such Basic Rent is to be paid),
         (E) to exercise the rights of the "Lessor" with respect to solicitations of bids, and the election to retain the Aircraft pursuant to Section 14(c) of the Lease, (F) to exercise the right of "Lessor" to determine the Fair Market Rental Value or Fair Market Sales Value pursuant to the respective definitions thereof, (G) to exercise all other rights of the Lessor under Section 13 of the Lease with respect to the retention or purchase by the Lessee or the Lessor of the Aircraft or the exercise by the Lessee of the Lessee's renewal or purchase options, (H) to retain all rights with respect to insurance maintained for its own account which Section 9(f) of the Lease specifically confers on the "Owner Participant", (I) to approve appraisers, lawyers and other professionals and receive notices, certificates, reports, filings, opinions and other documents, in each case with respect to matters relating to the Owner Participant's tax position, (J) to select or approve any accountants or experts to be used in the verification of any Rent adjustment, and (K) to exercise, to the extent necessary to enable it to exercise its rights under
         Section 8.03 hereof, the rights of the "Lessor" under Section 18 of the Lease;

                  (ii) whether or not an Indenture Event of Default shall occur and be continuing, the Owner Trustee and the Indenture Trustee shall each have the rights separately but not to the exclusion of the other:
         (A) to receive from the Lessee all notices, certificates, reports, filings, opinions of counsel, copies of all documents and all information which the Lessee is permitted or required to give or furnish to the "Lessor" pursuant to the Lease or to the Owner Trustee pursuant to any other Operative Agreement, (B) to exercise inspection rights pursuant to Section 6 of the Lease (provided that if an Indenture Event of Default shall be continuing, no inspection right of the Owner Trustee shall interfere with the efforts of the Indenture Trustee to exercise remedies under the Lease or this Indenture), (C) to maintain separate insurance pursuant to Section 9(f) of the Lease and to retain all rights with respect to such insurance maintained for its own account, and (D) to give any notice of default under Section 16 of the Lease;

                  (iii) subject to the last sentence of this clause (a), so long as no Indenture Event of Default shall have occurred and be continuing (but subject to the provisions of Section 8.01), the Owner Trustee shall retain the right, to the exclusion of the Indenture Trustee, to exercise all rights of the "Lessor" under the Lease (other than the right to receive any funds to be delivered to the "Lessor" under the Lease (except funds which constitute or are delivered with respect to Excepted Payments)) and under the Purchase Agreement;

                  (iv) subject to the last sentence of this clause (a), at all times the Owner Trustee shall have the right as Lessor, but not to the exclusion of the Indenture Trustee, to seek specific performance of the covenants of the Lessee under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft; and

                  (v) at all times the Owner Trustee and the Owner Participant shall have the rights granted to them under Articles VI, VIII and X and
         Section 7.02 hereof.

                  Notwithstanding the foregoing, but subject always to the provisions of Section 15.05 hereof, the Indenture Trustee shall at all times have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (A) (other than with respect to Excepted Payments) declare the Lease to be in default under Section 17 thereof and (B) subject only to the provisions of this Indenture (other than in connection with Excepted Payments), exercise the remedies set forth in such Section 17 of the Lease.

                           (b) The leasehold interest granted to the Lessee by the Lease shall not be subject to the security interest granted by this Indenture, and nothing in this Indenture shall affect the rights of the Lessee under the Lease so long as no Event of Default has occurred and is continuing.

                                HABENDUM CLAUSE

         TO HAVE AND TO HOLD the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the equal and ratable benefit and security of the Holders and the Indenture Indemnitees, except as provided in
Section 2.12 and Article V hereof, without any priority of any one Equipment Note over any other and for the uses and purposes and subject to the terms and conditions set forth in this Indenture and the rights of the Owner Trustee and the Owner Participant under this Indenture.

         It is expressly agreed that anything contained in this Indenture to the contrary notwithstanding, the Owner Trustee shall remain liable under the Indenture Documents and the Equipment Notes to perform all of the obligations assumed by it under any of those documents, all in accordance with and pursuant to the terms and provisions of those documents, and the Indenture Trustee, the Holders and the Indenture Indemnitees shall have no obligation or liability under the Indenture Documents by reason of or arising out of the assignment under this Indenture, nor shall the Indenture Trustee or the Holders or the Indenture Indemnitees be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to the Indenture Documents and the Equipment Notes or, except as expressly provided in this Indenture, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         Effective upon the occurrence and continuance of an Indenture Event of Default, to the extent permitted by Applicable Law, the Owner Trustee hereby constitutes the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise), subject to the terms and conditions of this Indenture, to ask, require, demand, receive, compound and give acquittance for any and all Basic Rent, Supplemental Rent payable to the Owner Trustee and Termination Value payments, insurance proceeds and any and all moneys and claims for moneys due and to become due under or arising out of the Lease (subject to
Section 8.01 hereof) or the other Indenture Documents (other than Excepted Payments), to endorse any checks or other instruments or orders in connection with the same and to file any claims, take any action or institute any proceeding which the Indenture Trustee may deem to be necessary or advisable in the premises. Without limiting the generality of the foregoing, but subject to the provisions of Sections 7.02 and 7.03 hereof and the rights of the Owner Trustee and the Owner Participant under Section 8.02 hereof, during the continuance of any Indenture Event of Default, to the extent permitted by Applicable Law, the Indenture Trustee shall have the right under such power of attorney to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Airframe and Engines and upon such purchase to execute and deliver in the name of and on behalf of the Owner Trustee an appropriate bill of sale and other instruments of transfer relating to the Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Owner Trustee or otherwise, which the Indenture Trustee may deem necessary or appropriate to protect and preserve the right, title and interest of the Indenture Trustee in and to such Rents and other sums and the security intended to be afforded hereby; provided, however,
                                                            --------  -------
that no action of the Indenture Trustee pursuant to this paragraph shall increase the obligations or liabilities of the Owner Trustee to any Person beyond those obligations and liabilities specifically set forth in this Indenture and in the other Operative Agreements.

         Under the Lease the Lessee is directed to make all payments of Rent (other than Excepted Payments not constituting Basic Rent) payable to the Owner Trustee and all other amounts (other than Excepted Payments not constituting Basic Rent) which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease directly to the Indenture Trustee at such address in the United States of America as the Indenture Trustee shall specify for application as provided in this Indenture. The Owner Trustee agrees that if, notwithstanding such provision, it shall have received any such amounts, promptly on receipt of any such payment, it will transfer to the Indenture Trustee any and all moneys from time to time received by the Owner Trustee constituting part of the Indenture Estate for distribution by the Indenture Trustee pursuant to this Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement (i) any amounts distributed to it by the Indenture Trustee under this Indenture and (ii) any Excepted Payments.

         The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will, at the expense of the Lessee, promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem desirable in obtaining the full benefits of the assignment hereunder and of the rights and powers herein granted; provided however, that the Owner Trustee shall have no obligation to execute and
-------- -------
deliver or cause to be executed or delivered to the Indenture Trustee any such instrument or document if such execution and delivery would result in the imposition of additional liabilities on the Owner Trustee or the Owner Participant or would result in a burden on the Owner Participant's business activities, unless the Owner Trustee or the Owner Participant, as the case may be, is indemnified to its reasonable satisfaction against any losses, liabilities and expenses incurred in connection with such execution and delivery.

         The Owner Trustee does hereby warrant and represent that it has not assigned, pledged or otherwise disposed of, and hereby covenants that it will not assign or pledge or otherwise dispose of, so long as the assignment hereunder shall remain in effect and shall not have been terminated pursuant to
Section 14.01 hereof, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee, and that it will not, except in respect of Excepted Payments or otherwise as provided in or permitted by this Indenture, enter into an agreement amending or supplementing any of the Indenture Documents, settle or compromise any claim (other than claims in respect of Excepted Payments) against the Lessee arising under any of the Indenture Documents, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Indenture Documents, to arbitration thereunder.

         Concurrently with the delivery of this Indenture, the Owner Trustee has delivered to the Indenture Trustee executed counterparts of the Trust Agreement.

         It is hereby further covenanted and agreed by and between the parties as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01. Definitions. Unless the context otherwise requires,
                       -----------
capitalized terms utilized herein shall have the meanings set forth or incorporated by reference, and shall be construed in the manner described, in Appendix A to the Lease Agreement [N361ML] dated as of the date hereof between the Owner Trustee and Midway Airlines Corporation.

                                  ARTICLE II

                          ISSUE, EXECUTION, FORM AND
                        REGISTRATION OF EQUIPMENT NOTES

         Section 2.01. Authentication and Delivery of Equipment Notes. Upon the
                       ----------------------------------------------
execution and delivery of this Indenture, and from time to time thereafter, Equipment Notes in the aggregate principal amount set forth on Annex A hereto shall be executed by the Owner Trustee and delivered to the Indenture Trustee for authentication, and the Indenture Trustee shall thereupon authenticate and deliver said Equipment Notes to or upon the oral or written order of the Owner Trustee, signed, if written, by an authorized officer of the Owner Trustee, without any further action by the Owner Trustee.

         Section 2.02. Execution of Equipment Notes. The Equipment Notes shall
                       ----------------------------
be signed on behalf of the Owner Trustee by an authorized officer of Trust Company. Such signatures may be the manual or facsimile signatures of such officer and minor errors or defects in any reproduction of any such signature shall not affect the validity or enforceability of any Equipment Note which has been duly authenticated and delivered by the Indenture Trustee. In case any officer of Trust Company who shall have signed any of the Equipment Notes shall cease to be such officer before the Equipment Notes so signed shall be authenticated and delivered by the Indenture Trustee, such Equipment Note nevertheless may be authenticated and delivered as though the person who signed such Equipment Note had not ceased to be such officer of Trust Company; and any Equipment Note may be signed on behalf of the Owner Trustee by such person or persons as, at the actual date of the execution of such Equipment Note, shall be the proper officers of Trust Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer. Equipment Notes bearing the facsimile signatures of individuals who were authorized officers of Trust Company at the time such Equipment Notes were issued shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Equipment Notes or did not hold such offices at the respective dates of such Equipment Notes.

         Section 2.03. Authentication. Only such Equipment Notes as shall bear
                       --------------
thereon a certificate of authentication substantially in the form set forth in Exhibit B, executed by the Indenture Trustee by manual signature of one of its authorized officers, shall be entitled to the security and benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Indenture Trustee upon any Equipment Note executed by the Owner Trustee shall be conclusive evidence that the Equipment Note so authenticated has been duly authenticated and delivered hereunder and that the Holder, as evidenced on the Register, is entitled to the security and benefits of this Indenture.

         Section 2.04. Form and Terms of Equipment Notes; Payments on Equipment
                       --------------------------------------------------------
Notes. The Equipment Notes and the Indenture Trustee's certificate of
-----
authentication shall be substantially in the form set forth in Exhibit B hereto. The Equipment Notes shall be issuable as registered securities without coupons and shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the Owner Trustee may determine with the approval of the Indenture Trustee.

         The Equipment Notes shall be issued in registered form only and in denominations of $1,000 and any integral multiple thereof, shall be dated the Delivery Date, shall be issued in three separate series consisting of Series A, Series B and Series C and the Equipment Notes of each series shall be issued in the respective aggregate principal amounts, and shall bear interest at the respective rates per annum, specified on Annex A. Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

         Any of the Equipment Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Equipment Notes are admitted to trading, or to conform to general usage.

         Each Equipment Note shall bear interest from the date of original issuance thereof or from the most recent date to which interest has been paid, and shall be payable in arrears on each Payment Date until maturity; provided
                                                                     --------
that, such interest rate shall be increased by 0.5% per annum, as provided in
----
Section 2(d) and the penultimate paragraph of Section 3 of the Registration Rights Agreement. The principal amount of each Equipment Note of a particular series shall be payable in installments on each of the Payment Dates set forth in Annex B hereto for which an amount is shown in the column applicable to such series (each a "Series Payment Date"), and the amount of the installments of principal due on any particular Series Payment Date on an aggregate basis for all of the Equipment Notes of such series shall be the amount set forth in Annex B hereto opposite such Series Payment Date in the column applicable to such series. Because the amortization schedule to be attached as Schedule I to each Equipment Note specifies dollar amounts (rather than percentages of original principal amount) and is derived from Annex B hereto (which also specifies dollar amounts (rather than percentages of original principal amount)), if more than one Equipment Note of a particular series is issued, the Owner Trustee and the Indenture Trustee shall make an appropriate adjustment to the amortization schedule to be attached as Schedule I to each Equipment Note of such series to reflect the proportional amount of the aggregate installments of principal set forth in Annex B hereto in the column applicable to such series that will be payable on such Equipment Note on each Series Payment Date.

         Notwithstanding the preceding paragraph, each Equipment Note shall bear interest at the Past Due Rate on any principal, interest and any other amount payable hereunder or under such Equipment Note, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full, payable from time to time on demand of the Indenture Trustee.

         The principal of, and Make-Whole Premium, if any, and interest on, the Equipment Notes shall be payable at the Corporate Trust Department of the Indenture Trustee or at any office or agency maintained for such purpose pursuant to Section 3.02 hereof in immediately available funds prior to 12:00 noon (New York time) on the due date thereof and the Indenture Trustee shall remit all such amounts received by it to the Holders at such account or accounts at such financial institution or institutions as the Holders shall have designated to the Indenture Trustee in writing, in immediately available funds, such payment to be made if the payment was received prior to 12:00 noon New York time by the Indenture Trustee on any Business Day, by 1:00 p.m. New York time on such Business Day; otherwise, the Indenture Trustee shall make payment promptly, but not later than 11:00 A.M. New York time on the next succeeding Business Day. If any amount payable under the Equipment Notes, or under this Indenture, falls due on a day that is not a Business Day, then such sum shall be payable on the next succeeding Business Day, without (provided that payment is made on such next succeeding Business Day) additional interest thereon for the period of such extension.

         The Holder at the close of business on any Record Date with respect to any Payment Date shall be entitled to receive the interest if any payable on such Payment Date notwithstanding any transfer or exchange of such Equipment Note subsequent to the Record Date and prior to such Payment Date, except if and to the extent the Owner Trustee shall default in the payment of the interest due on such Payment Date, in which case such defaulted interest shall be paid to the Holder at the close of business on a subsequent Record Date (which shall be not less than five or more than 15 Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Owner Trustee to the Holders not less than 15 days preceding such subsequent Record Date.

         The Owner Trustee agrees to pay to the Indenture Trustee (but only to the extent not payable under Section 6(a) or 6(b) of the Note Purchase Agreement (whether or not in fact paid)) for distribution in accordance with Section 5.04 hereof (a) any and all indemnity amounts received by the Owner Trustee which are payable by the Lessee to (i) the Indenture Trustee in its individual capacity,
(ii) the Subordination Agent or (iii) each Liquidity Provider, in each case pursuant to Article 6 or 7 or Section 8.01(b) of the Participation Agreement (it being acknowledged that the Lessee has been instructed to pay such amounts to the Person or Persons entitled thereto) and (b) the Owner Trustee's pro rata share of all amounts owed to each Liquidity Provider by the Subordination Agent under each Liquidity Facility other than amounts due as (i) repayments of the principal of advances thereunder, (ii) interest on Downgrade Drawings and Non-Extension Drawings, except to the extent exceeding Investment Earnings thereon and (iii) interest on Interest Drawings and Final Drawings except to the extent included in Net Interest and Related Charges. As used in this Section, the Owner Trustee's pro rata share means as of any time:

                  (A) with respect to all amounts other than Net Interest and Related Charges, a fraction the numerator of which is the aggregate principal balance then outstanding of the Equipment Notes issued under this Indenture and the denominator of which is the aggregate principal balance of all Equipment Notes issued under this Indenture and the Related Indentures, and

                  (B) with respect to all Net Interest and Related Charges (x) if there exists a Payment Default under any Equipment Note issued under this Indenture a fraction, the numerator of which is the aggregate principal balance then outstanding of Equipment Notes issued under this Indenture and the denominator of which is the aggregate principal balance then outstanding of all Equipment Notes issued under this Indenture and the Related Indentures under which there exists a Payment Default or (y) at all other times, zero.

As used in this Section, "Net Interest and Related Charges" means the sum of (i)
                          --------------------------------
the amount, if any, by which interest payable to each Liquidity Provider on any Interest Drawing and Final Drawing exceeds the amount which would be payable if such drawings bore interest at the weighted average Past Due Rate applicable to amounts in default on all Equipment Notes plus (ii) any amounts payable under Section 3.1, Section 3.2, Section 3.3, Section 3.9 or Section 7.7 of each Liquidity Facility (or similar provisions of any replacement Liquidity Facility) which result from any Interest Drawing or Final Drawing. As used in this Section, a "Payment Default" when used in connection with an Equipment Note
            ---------------
issued hereunder or an Equipment Note issued under any Related Indenture means a default in the payment of principal thereof or interest thereon (which default has not been cured), other than solely because of acceleration.

         Section 2.05. Payments from Indenture Estate Only. All payments to be
                       -----------------------------------
made by the Owner Trustee under this Indenture shall be made only from the income and the proceeds from the Lessor's Estate to the extent included in the Indenture Estate and from any other amounts of the type described in Section
8.03 hereof (but only to the extent actually received by the Indenture Trustee) and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Lessor's Estate to the extent included in the Indenture Estate (and such other amounts) to enable the Indenture Trustee to make distributions of the amounts due in respect of the Equipment Notes in accordance with the terms hereof and thereof. Each Holder by its acceptance of an Equipment Note, and the Indenture Trustee, as applicable, agrees that it will look solely to the income and proceeds from the Indenture Estate (and such other amounts of the type described in Section 8.03 hereof but only to the extent actually received by the Indenture Trustee) to the extent available for distribution to it as provided herein and that none of the Owner Participant, the Owner Trustee, Trust Company or the Indenture Trustee is personally liable to such Holder or the Indenture Trustee for any amounts payable under this Indenture or such Equipment Note or for any amounts payable or liability under any Equipment Note or this Indenture, except as expressly provided herein in the case of Trust Company, the Owner Trustee or the Indenture Trustee.

         Trust Company is not personally liable to any Holder, the Lessee or the Indenture Trustee for any amounts payable under this Indenture or for any liability under this Indenture or the Equipment Notes, except as a result of Trust Company's gross negligence or willful misconduct (or simple negligence in the handling of funds), or as otherwise expressly provided herein or in the Participation Agreement.

         If (1) all or any part of the Lessor's Estate becomes the property of a debtor subject to the reorganization provisions of the Bankruptcy Code, (2) pursuant to such reorganization provisions the Owner Participant is required, by reason of such Owner Participant being held to have recourse liability directly or indirectly, to make payment on account of any amount payable as principal of or interest, Make-Whole Premium or other amounts payable on the Equipment Notes, and (3) the Indenture Trustee or a Holder actually receives any Recourse Amount which reflects any payment by an Owner Participant on account of (2) above, then the Indenture Trustee or such Holder, as the case may be, shall promptly refund to such Owner Participant such Recourse Amount. Nothing contained in this paragraph shall prevent the Indenture Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Participant under the Participation Agreement, or from retaining any amount paid by the Owner Participant under Sections 8.02 and 8.03 hereof. For purposes of this Section 2.05, "Recourse Amount" means the amount by which the portion of such payment by the Owner Participant on account of clause (2) above received by the

Indenture Trustee or the relevant Holder, as the case may be, exceeds the amount which would have been received by the Indenture Trustee or such Holder, as the case may be, if the Owner Participant had not become subject to the recourse liability referred to in (2) above.

         Section 2.06. Registration, Transfer and Exchange. The Indenture
                       -----------------------------------
Trustee will keep, on behalf of the Owner Trustee, at each office or agency to be maintained for the purpose as provided in Section 3.02 hereof a Register or Registers on which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Equipment Notes as provided in this Article. Such Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable period of time. Upon due presentation for registration of transfer of any Equipment Note at any such office or agency, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver in the name of the transferee or transferees, in authorized denominations, a new Equipment Note or Equipment Notes of the same Series, and with the same principal amount, interest rate and amortization schedule, for an equal aggregate principal amount; provided, that such Equipment Note being transferred shall be canceled in
--------
accordance with Section 2.08 hereof simultaneously with the issuance of the new Equipment Note. Any Equipment Note or Equipment Notes may be exchanged for an Equipment Note or Equipment Notes of the same Series but in other authorized denominations, in an equal aggregate principal amount. Equipment Notes to be exchanged shall be surrendered at any office or agency to be maintained by the Indenture Trustee for the purpose as provided in Section 3.02 hereof, and the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor the Equipment Note or Equipment Notes which the Holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously or previously outstanding.

         All Equipment Notes presented for registration of transfer, exchange, prepayment or payment shall (if so required by the Owner Trustee or the Indenture Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by the Holder or its attorney duly authorized in writing and (except in the case of transfers pursuant to Article 13 of the Participation Agreement) the Indenture Trustee may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act. The Indenture Trustee may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Equipment Notes. No service charge shall be levied for any such transaction. The Indenture Trustee shall not be required to exchange or register a transfer of any Equipment Notes
(a) for a period of 15 days immediately preceding the first mailing of notice of prepayment of such Equipment Notes or (b) with respect to which notice of prepayment has been given pursuant to Section 6.03 hereof and such notice has not been revoked. All Equipment Notes issued upon any transfer or exchange of Equipment Notes shall be valid obligations of the Owner Trustee, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Equipment Notes surrendered upon such transfer or exchange. Any such transferee of an Equipment Note, by its acceptance of an Equipment Note, agrees to the provisions of the Participation Agreement applicable to Holders, and shall be deemed to have covenanted to the parties to the Participation Agreement as to the matters covenanted by the original Loan Participant in the Participation Agreement.

         Section 2.07. Mutilated, Defaced, Destroyed, Lost and Stolen Equipment
                       --------------------------------------------------------
Notes. In case any Equipment Note shall become mutilated, defaced or be
-----
apparently destroyed, lost or stolen, the Owner Trustee in its discretion may execute, and upon the written request of any Holder shall execute, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Equipment Note, payable to the same Holder, bearing the same principal amount and interest rate as the Equipment Note being replaced and bearing a number not contemporaneously or previously outstanding, in exchange and substitution for the mutilated or defaced Equipment Note, or in lieu of and substitution for the Equipment Note so apparently destroyed, lost or stolen. In the case of any Equipment Note so apparently destroyed, lost or stolen, the applicant for a substitute Equipment Note shall furnish to the Owner Trustee and to the Indenture Trustee such security or indemnity as may be required by them to indemnify and defend and to hold each of them harmless and evidence to their satisfaction of the apparent destruction, loss or theft of such Equipment Note and of the ownership thereof.

         Upon the issuance of any substitute Equipment Note, the Owner Trustee or the Indenture Trustee may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses incurred in connection therewith. In case any Equipment Note which has matured or is about to mature, or has been called for prepayment in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Owner Trustee may, instead of issuing a substitute Equipment Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Equipment Note), if the applicant of any Equipment Note so apparently destroyed, lost or stolen, for such payment shall furnish to the Owner Trustee and to the Indenture Trustee such security or indemnity as any of them may require to hold each of them harmless and the applicant shall also furnish to the Owner Trustee and the Indenture Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Equipment Note and of the ownership thereof.

         Every substitute Equipment Note issued pursuant to the provisions of this Section by virtue of the fact that any Equipment Note is apparently destroyed, lost or stolen shall constitute an original additional contractual obligation of the Owner Trustee, whether or not the apparently destroyed, lost or stolen Equipment Note shall be enforceable at any time by anyone and shall be entitled to all the security and benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Equipment Notes duly authenticated and delivered hereunder. All Equipment Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Equipment Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.08. Cancellation of Equipment Notes; Destruction Thereof. All
                       ----------------------------------------------------
Equipment Notes surrendered for payment, prepayment, registration of transfer or exchange, if surrendered to the Owner Trustee or any agent of the Owner Trustee or the Indenture Trustee, shall be delivered to the Indenture Trustee for cancellation or, if surrendered to the Indenture Trustee, shall be canceled by it; and no Equipment Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Indenture Trustee shall destroy cancelled Equipment Notes held by it and deliver a certificate of destruction to the Owner Trustee. If the Owner Trustee shall acquire any of the Equipment Notes, such acquisition shall not operate as a prepayment or satisfaction of the indebtedness represented by such Equipment Notes unless and until the same are delivered to the Indenture Trustee for cancellation.

         Section 2.09. Termination of Interest in Indenture Estate. A Holder
                       -------------------------------------------
shall not, as such, have any further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of and Make-Whole Premium, if any, and interest on and other amounts due under all Equipment Notes held by such Holder and all other sums payable to such Holder hereunder and under the other Operative Agreements shall have been paid in full.

         Section 2.10. Equipment Notes in Respect of Replacement Aircraft. Upon
                       --------------------------------------------------
the execution and delivery of a supplement to this Indenture covering a Replacement Airframe and/or Replacement Engine, as provided in Section 9.09 hereof, each Equipment Note shall be deemed to have been issued in connection with such Replacement Airframe and/or Replacement Engine and (in the case of a Replacement Airframe) each Equipment Note issued thereafter upon a transfer or exchange of, or as a replacement for, an Equipment Note, shall be designated as having been issued in connection with such Replacement Airframe, but without any other change therein except as provided for in this Article II.

         Section 2.11. Assumption of Obligations Under Equipment Notes and Other
                       ---------------------------------------------------------
Operative Agreements. If, in accordance with and subject to the satisfaction of
--------------------
the conditions set forth in Section 5.10 of the Participation Agreement, the Lessee shall assume all of the obligations of the Owner Trustee hereunder, under the Equipment Notes, and under all other Operative Agreements, the Owner Participant and the Owner Trustee shall be released and discharged from any further obligations hereunder and under the Equipment Notes and all other Operative Agreements (except for any recourse obligations of the Owner Participant or the Owner Trustee in its individual capacity with respect to matters arising out of events occurring prior to such assumption).

         Section 2.12. Subordination. (a) The Owner Trustee and, by acceptance
                       -------------
of its Equipment Notes of any Series, each Holder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in clause (iv), (v) or (vi) of Section 7.01 hereof, except as expressly provided in Article V hereof.

         (b) By the acceptance of its Equipment Notes of any Series (other than Series A), each Holder of such Series agrees that in the event that such Holder, in its capacity as a Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.12 or Article V hereof, it will hold any amount so received in trust for the Senior Holder (as defined in Section 2.12(c) hereof) and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied as provided in Article V hereof.

         (c) As used in this Section 2.12, the term "Senior Holder" shall mean,
                                                     -------------
(i) the Holders of Series A Equipment Notes until the Secured Obligations in respect of Series A Equipment Notes have been paid in full, (ii) after the Secured Obligations in respect of Series A Equipment Notes have been paid in full, the Holders of Series B Equipment Notes until the Secured Obligations in respect of Series B Equipment Notes have been paid in full, and (iii) after the Secured Obligations in respect of Series B Equipment Notes have been paid in full, the Holders of Series C Equipment Notes until the Secured Obligations in respect of Series C Equipment Notes have been paid in full.

                                  ARTICLE III

                                   COVENANTS

         Section 3.01. Payment of Principal, Make-Whole Premium and Interest.
                       -----------------------------------------------------
The Owner Trustee covenants and agrees that it will, subject to Section 2.05 hereof, duly and punctually pay or cause to be paid the principal of, and interest and Make-Whole Premium, if any, and all other amounts due on, each of the Equipment Notes and under this Indenture at the place or places, at the respective times and in the manner provided in this Indenture and in the Equipment Notes.

         Section 3.02. Offices for Payments, etc. So long as any of the
                       -------------------------
Equipment Notes remain outstanding, the Indenture Trustee will maintain the following: (a) an office or agency where the Equipment Notes may be presented for payment and (b) a facility or agency where the Equipment Notes may be presented for registration of transfer and for exchange and for prepayment as provided in this Indenture (the "Registrar"). The Registrar shall keep a
                                 ---------
register (the "Register") with respect to the Equipment Notes and their transfer
               --------
and exchange. The Indenture Trustee may appoint one or more co-registrars ("Co-Registrars") for the Equipment Notes and may terminate any such appointment
  -------------
at any time upon written notice. The term "Registrar" includes any Co-Registrar. The Indenture Trustee shall initially act as Registrar.

         Section 3.03. Appointment to Fill a Vacancy in Office of Indenture
                       ----------------------------------------------------
Trustee. The Owner Trustee, whenever necessary to avoid or fill a vacancy in the
-------
office of Indenture Trustee, will, with the consent of the Lessee, appoint, in the manner provided in Section 12.02 hereof, an Indenture Trustee, so that there shall at all times be an Indenture Trustee hereunder.

         Section 3.04. Paying Agents. Whenever the Indenture Trustee in its sole
                       -------------
discretion shall appoint a paying agent (the "Paying Agent"), it will cause the
                                              ------------
Paying Agent to execute and deliver an instrument in which the Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this
Section:

                           (a) that it will hold all sums received by it as such agent for the payment of the principal of, and interest and Make-Whole Premium, if any, on the Equipment Notes (whether such sums have been paid to it by the Indenture Trustee or the Owner Trustee) in trust for the benefit of the Holders or of the Indenture Trustee, and

                           (b) that it will give the Indenture Trustee notice of any failure by the Owner Trustee to make any payment of the principal of or interest or Make-Whole Premium, if any, on the Equipment Notes when the same shall be due and payable.

         Anything in this Section to the contrary notwithstanding, the agreements to hold sums in trust as provided in this Section are subject to the provisions of Sections 14.03 and 14.04 hereof.

         Section 3.05. Covenants of the Owner Trustee.
                       ------------------------------

(a)      The Owner Trustee hereby covenants and agrees as follows:

                  (i) in the event a Responsible Officer of the Owner Trustee shall have actual knowledge of an Indenture Event of Default, an Indenture Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Indenture Event of Default, Indenture Default or Event of Loss to the Indenture Trustee, the Lessee and the Owner Participant;

                  (ii) the Owner Trustee will furnish to the Indenture Trustee, promptly upon receipt thereof by a Responsible Officer of the Owner Trustee, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease, including, without limitation, a copy of each report or notice from an insurer or an insurance broker received pursuant to Section 9 of the Lease, to the extent that the Operative Agreements do not provide that the same shall be furnished to the Indenture Trustee;

                  (iii) the Owner Trustee will not enter into any business or other activity other than the business of owning the Aircraft, the leasing thereof to the Lessee and the carrying out of the transactions contemplated hereby and by the Lease, the Participation Agreement, the Trust Agreement and the other Operative Agreements; and

                  (iv) except as contemplated by the Operative Agreements, the Owner Trustee will not contract for, create, incur or assume any debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse or otherwise take action to become contingently liable, directly or indirectly, in connection with the debt of any other Person.

         Section 3.06. [Reserved].

         Section 3.07. Disposal of Indenture Estate. At any time and from time
                       ----------------------------
to time any part of the Indenture Estate may be sold or disposed of in accordance with the provisions of this Indenture and the Lease. The Indenture Trustee shall, from time to time, release any part of the Indenture Estate so sold or disposed of or as to which an Event of Loss has occurred or as to which the Lease has been terminated from the Lien of this Indenture. In addition, to the extent that such property constitutes an Airframe or Engine, the further requirements of Section 9.08 hereof shall be satisfied.

         Section 3.08. No Representations or Warranties as to Aircraft or
                       --------------------------------------------------
Documents. NEITHER THE INDENTURE TRUSTEE NOR THE OWNER TRUSTEE NOR TRUST COMPANY
---------
NOR THE OWNER PARTICIPANT MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, WORKMANSHIP, VALUE, CONDITION, DESIGN, COMPLIANCE WITH SPECIFICATIONS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE OF THE AIRCRAFT OR ANY ENGINE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE WHATSOEVER, except that Trust Company warrants that on the Delivery Date (a) the Owner Trustee shall have received whatever title was conveyed to it by the Seller, and (b) the Aircraft shall be free and clear of Lessor's Liens attributable to Trust Company. Neither Trust Company nor the Indenture Trustee makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement, the Equipment Notes or any Indenture Document or as to the correctness of any statement contained in any thereof, except for the representations and warranties of Trust Company and the Indenture Trustee made under this Indenture or in the Participation Agreement.

         Section 3.09. Further Assurances; Financing Statements. At any time and
                       ----------------------------------------
from time to time, upon the request of the Indenture Trustee, the Owner Trustee, at the expense of the Lessee, shall promptly and duly execute and deliver any and all such further instruments and documents as may be specified (and in the form included) in such request and as are reasonably necessary or advisable to perfect, preserve or protect the Liens and assignments created or intended to be created hereby, or to obtain for the Indenture Trustee the full benefit of the specific rights and powers granted herein, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements with respect thereto, or similar instruments relating to the perfection of the Liens or assignments created or intended to be created hereby.

                                  ARTICLE IV

                                 HOLDER LISTS

         Section 4.01. Holder Lists: Ownership of Equipment Notes. (a) The
                       ------------------------------------------
Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Indenture Trustee is not the Registrar, the Registrar shall furnish to the Indenture Trustee semi-annually not more than ten days after each Record Date, as of such Record Date, or at such other times as the Indenture Trustee may request in writing, a list, in such form and as of such date as the Indenture Trustee may reasonably require, containing all the information in the possession or control of the Registrar as to the names and addresses of the Holders and the amounts and Maturities of the Equipment Notes held by such Holders.

     (b) Ownership of the Equipment Notes shall be proved by the Register kept by the Registrar.


                                   ARTICLE V

                   RECEIPT, DISTRIBUTION AND APPLICATION OF
                       INCOME FROM THE INDENTURE ESTATE
                       --------------------------------

         Section 5.01. Basic Rent Distribution. Except as otherwise provided in
                       -----------------------
Section 5.03 hereof, each installment of Basic Rent, any payment of interest on overdue installments of Basic Rent and any payment received by the Indenture Trustee pursuant to Section 8.03(a) hereof shall be distributed by the Indenture Trustee no later than the time herein provided in the following order of priority:

first,            (i) so much of such installment or payment as shall be
-----
                  required to pay in full the aggregate amount of principal and interest (as well as any interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest) then due under all Series A Equipment Notes shall be distributed to the Holders of Series A Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series A Equipment Note bears to the aggregate amount of the payments then due under all Series A Equipment
                  Notes;

                  (ii) after giving effect to paragraph (i) above, so much of such installment or payment as shall be required to pay in full the aggregate amount of principal and interest (as well as any interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest) then due under all Series B Equipment Notes shall be distributed to the Holders of Series B Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series B Equipment Note bears to the aggregate amount of the payments then due under all Series B Equipment Notes; and

                  (iii) after giving effect to paragraph (ii) above, so much of such installment or payment as shall be required to pay in full the aggregate amount of principal and interest (as well as any interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest) then due under all Series C Equipment Notes shall be distributed to the Holders of Series C Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C Equipment Note bears to the aggregate amount of the payments then due under all Series C Equipment Notes; and

second,           the balance if any of such installment or payment remaining
------
                  thereafter shall be distributed to the Owner Trustee or as otherwise directed in writing by the Owner Trustee for
                  distribution pursuant to the Trust Agreement; provided,
                                                                --------
                  however, that if an Event of Default shall have occurred and
                  -------
                  be continuing, then such balance shall not be distributed as provided in this clause "second" but shall be held by the
                                           ------
                  Indenture Trustee as part of the Indenture Estate and invested in accordance with Section 5.08 hereof until whichever of the following shall first occur: (i) all Events of Default shall have been cured or waived, in which event such balance shall be distributed as provided in this clause "second", (ii)
                                                             ------
                  Section 5.03 hereof shall be applicable, in which event such balance shall be distributed in accordance with the provisions of such Section 5.03, or (iii) the 120th day after the receipt of such payment in which case such payment shall be
                  distributed as provided in this clause "second" as if no Event
                                                          ------
                  of Default shall have occurred and be continuing.

         Section 5.02. Event of Loss and Replacement; Prepayment. (a) Except as
                       -----------------------------------------
otherwise provided in Section 5.03 hereof, any payment received by the Indenture Trustee as the result of or in connection with an Event of Loss with respect to the Aircraft (and with respect to which the Lessee has not made the replacement election in Section 8(a)(i) of the Lease) or as the result of, or in connection with any event under the Lease giving rise to, a prepayment pursuant to Section
6.02 hereof, shall be promptly distributed by the Indenture Trustee in the following order of priority:

first,            to reimburse the Indenture Trustee and the Holders for any
-----
                  costs or expenses reasonably incurred in connection with such prepayment and (b) then to pay any other similar amounts then due to the other Indenture Indemnitees;

second,           (i)     to pay the amounts specified in paragraph (i) of
------
                  clause "third" of Section 5.03 hereof then due and payable in
                          -----
                  respect of the Series A Equipment Notes;

                  (ii) after giving effect to paragraph (i) above, to pay the amounts specified in paragraph (ii) of clause "third" of
                                                                 -----
                  Section 5.03 hereof then due and payable in respect of the Series B Equipment Notes; and

                  (iii) after giving effect to paragraph (ii) above, to pay the amounts specified in paragraph (iii) of clause "third" of
                                                                      -----
                  Section 5.03 hereof then due and payable in respect of the Series C Equipment Notes;

                  provided, that payments pursuant to this clause "second"
                  --------                                         ------
                  shall be made without the payment of Make-Whole Premium; and

third,            as provided in clause "fourth" of Section 5.03 hereof;
-----                                    ------

provided that if a Replacement Airframe shall be substituted for an Airframe
--------
subject to an Event of Loss as provided in Section 8(a)(i) of the Lease and
Section 9.08 hereof, any proceeds which result from such Event of Loss and are paid to the Indenture Trustee shall be held by the Indenture Trustee as part of the Indenture Estate and, unless otherwise applied pursuant to Section 5.01 or
5.03 hereof, such proceeds shall be released to the Lessee upon the release of such damaged Airframe and the replacement thereof as provided herein and in the Lease.

         (b) Any amounts received directly or indirectly from any governmental authority, insurer or other party pursuant to any provision of Section 8 or 9 of the Lease as the result of loss or damage not constituting an Event of Loss with respect to the Aircraft, or as a result of such loss or damage constituting an Event of Loss if and to the extent that such amounts would at the time be required to be paid to the Lessee pursuant to such Section 8 or 9 but for the fact that a Specified Default exists shall be held by the Indenture Trustee as security for the obligations of the Lessee under the Lease and the Participation Agreement and shall be invested in accordance with the terms of Section 5.08 hereof and at such time as the conditions for payment to the Lessee specified in such Section 8 or 9, as the case may be, shall be fulfilled and no Specified Default exists, such amount, and the proceeds of any investment thereof, shall, to the extent not theretofore applied, be paid to the Lessee to the extent provided in the Lease.

         Section 5.03. Payment After Indenture Event of Default, etc. Except as
                       ---------------------------------------------
otherwise provided in Sections 5.02(b), 5.04(b), 5.04(c) and 5.05 hereof, all payments (other than Excepted Payments) received and all amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing and the Equipment Notes shall have become due and payable as provided in Section 7.02(b) or (c) hereof, shall be promptly distributed by the Indenture Trustee in the following order of priority:

first,            so much of such payments or amounts as shall be required to
-----
                  pay or reimburse (i) the Indenture Trustee for any tax (except to the extent resulting from a failure of the Indenture
                  Trustee to withhold pursuant to Section 5.09 hereof), expense, charge or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, products and profits of, the property included in the Indenture Estate pursuant to Section
                  7.03(b) hereof) incurred by the Indenture Trustee (to the extent not previously reimbursed), the expenses of any sale, taking or other proceeding, attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee or the Holders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee or the Holders, liquidated or otherwise, upon such Indenture Event of Default, shall be applied by the Indenture Trustee as between itself and the Holders in reimbursement of such expenses and (ii) all similar amounts payable to the other Indenture Indemnitees hereunder and under the Participation Agreement; and in the case the aggregate amount to be so distributed is insufficient to pay as set forth in this clause "first", then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;

second,           so much of such payments or amounts remaining as shall be
------
                  required to reimburse the then existing or prior Holders for payments made pursuant to Section 9.03(d) hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Holders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior
                  Holder pursuant to said Section 9.03(d) hereof;

third,            (i)   so much of such payments or amounts remaining as shall
-----
                  be required to pay in full the aggregate unpaid principal amount of all Series A Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other
                  Secured Obligations (other than Make-Whole Premium) in respect of the Series A Equipment Notes to the date of distribution, shall be distributed to the Holders of Series A Equipment
                  Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series A Equipment Notes held by each Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than Make-Whole Premium) to the date of distribution, bears to the aggregate unpaid principal amount of all Series A Equipment Notes held by all such Holders plus the accrued but unpaid interest and other amounts due thereon
                  (other than Make-Whole Premium) to the date of distribution;

                  (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series B Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations (other than Make- Whole Premium) in respect of the Series B Equipment Notes to the date of distribution, shall be distributed to the Holders of Series B Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series B Equipment Notes held by each Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than Make-Whole Premium) to the date of distribution, bears to the aggregate unpaid principal amount of all Series B Equipment Notes held by all such Holders plus the accrued but unpaid interest and other amounts due thereon (other than Make-Whole Premium) to the date of distribution; and

                  (iii) after giving effect to paragraph (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series C Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations (other than Make- Whole Premium) in respect of the Series C Equipment Notes to the date of distribution, shall be distributed to the Holders of Series C Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Series C Equipment Notes held by each Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder (other than Make-Whole Premium) to the date of distribution, bears to the aggregate unpaid principal amount of all Series C Equipment Notes held by all such Holders plus the accrued but unpaid interest and other amounts due thereon (other than Make-Whole Premium) to the date of distribution;

                  (it being understood that amounts payable under this clause "third" shall not in any event include Make-Whole Premium); and

fourth,  the balance, if any of such payments or amounts remaining thereafter
------
         shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

         Section 5.04. Certain Payments. (a) Any payments received by the
                       ----------------
Indenture Trustee which are to be held or applied according to any provision in any other Indenture Document shall be held or applied thereunder in accordance therewith, except to the extent this Indenture expressly provides for such payments to be held or applied in a different manner.

         (b) Notwithstanding anything to the contrary contained in this Article V, the Indenture Trustee will distribute, promptly upon receipt, any indemnity or other payment received by it from the Owner Trustee or the Lessee in respect of (i) the Indenture Trustee in its individual capacity, (ii) the Subordination Agent, (iii) each Liquidity Provider, (iv) the Pass-Through Trustee, and (v) any other Indenture Indemnitee, in each case whether pursuant to Article 6 or 7 of the Participation Agreement or as Supplemental Rent, directly to the Person (which may include the Indenture Trustee) entitled thereto. Any payment received by the Indenture Trustee under clause (b) of the last paragraph of Section 2.04 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

         (c) Notwithstanding anything to the contrary contained herein, any sums received by the Indenture Trustee which constitute Excepted Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto.

         (d) Notwithstanding any provision of this Indenture to the contrary, any amounts held by Indenture Trustee pursuant to the terms of the Lease shall be held by the Indenture Trustee as security for the obligations of Lessee under the Indenture Documents and, if and when required by the Lease, paid and/or applied in accordance with the applicable provisions of the Lease.

         Section 5.05. Other Payments. Any payments received by the Indenture
                       --------------
Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in any other Indenture Document or the Equipment Notes shall be distributed by the Indenture Trustee (a) to the extent received or realized at any time prior to the payment in full of all Secured Obligations to the Holders, in the order of priority specified in Section 5.01 hereof, and (b) to the extent received or realized at any time after payment in full of all Secured Obligations to the Holders, in the following order of priority:

first,            in the manner provided in clause "first" of Section 5.03
-----                                               -----
                  hereof, and

second,           in the manner provided in clause "fourth" of Section 5.03
------                                              ------
                  hereof.

         Further, and except as otherwise provided in Sections 5.02, 5.03 and
5.04 hereof, all payments received and amounts realized by the Indenture Trustee under the Lease or otherwise with respect to the Aircraft (including, without limitation, all amounts realized upon the sale or release of the Aircraft after the termination of the Lease with respect thereto), to the extent received or realized at any time after payment in full of all Secured Obligations, shall be distributed by the Indenture Trustee in the order of priority specified in clause (b) of the immediately preceding sentence of this Section 5.05.

         Section 5.06. Payments to Owner Trustee. Any amounts distributed
                       -------------------------
hereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee by wire transfer of immediately available funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Indenture Trustee from time to time. The Owner Trustee hereby notifies the Indenture Trustee that unless and until the Indenture Trustee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee hereunder for distribution pursuant to or in accordance with the Trust Agreement shall be distributed by wire transfer of immediately available funds of the type received by the Indenture Trustee to the account designated on
Schedule II to the Participation Agreement or such other account as the Owner Participant may specify from time to time by notice to the Indenture Trustee as may be specified pursuant to Section 4.02 of the Trust Agreement.

         Section 5.07. Application of Payments.  Each payment of principal of
                       -----------------------
and interest or other amounts due on each Equipment Note shall, except as otherwise provided herein, be applied,

first,            to the payment of interest on such Equipment Note due and
-----
                  payable to the date of such payment, as provided in such Equipment Note, as well as any interest on overdue principal and Make-Whole Premium, if any, and, to the extent permitted by law, interest and other amounts due thereunder,

second,           the payment of any other amount (other than the principal of
------
                  such Equipment Note), including any Make-Whole Premium, due hereunder to the Holder of such Equipment Note or under such Equipment Note; and

third,            to the payment of the principal of such Equipment Note if
-----
                  then due hereunder or under such Equipment Note.

         Section 5.08. Investment of Amounts Held by Indenture Trustee. Amounts
                       -----------------------------------------------
held by the Indenture Trustee pursuant to Section 5.02(b) hereof or pursuant to any provision of any Indenture Document providing for investment by the Indenture Trustee of sums pursuant to Section 15 of the Lease or this Section
5.08 shall be invested by the Indenture Trustee from time to time in securities selected by (i) so long as no Event of Default shall have occurred and be continuing, the Lessee (and in the absence of written direction by the Lessee, the Indenture Trustee shall invest such monies in direct obligations of the United States of America) or (ii) so long as an Event of Default shall have occurred and be continuing, the Indenture Trustee and in each case shall be of the type meeting the criteria for Permitted Investments. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Lessee shall be responsible for and will promptly pay to the Indenture Trustee or the Owner Trustee, as the case may be, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other costs and expenses, if any, incurred by the Indenture Trustee or the Owner Trustee in connection with such investment), such amount to be disposed of in accordance with the terms hereof or the Lease, as the case may be. The Indenture Trustee shall not be liable for any loss resulting from any investment made by it or any investment sold by it under this Indenture in accordance with instructions from the Lessee other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever the Indenture Trustee reasonably believes such sale is necessary to make a distribution required by this Indenture.

         Unless otherwise confirmed in writing, an account statement delivered by the Indenture Trustee to the Owner Trustee (with a copy to the Lessee) shall be deemed written confirmation by the Owner Trustee that the investment transactions identified therein accurately reflect the investment directions given to the Indenture Trustee by or on behalf of the Lessee, unless the Lessee notifies the Indenture Trustee in writing to the contrary within 30 days of the date of receipt of such statement.

         Section 5.09.  Withholding Taxes.  The Indenture Trustee, as agent for
                        -----------------
the Owner Trustee, shall exclude and withhold from each payment of principal, premium, if any, and interest and other amounts due hereunder or under the Equipment Notes, and any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Equipment Notes, it will withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders, it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each Holder appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Holder may reasonably request from time to time.

                                  ARTICLE VI

                         PREPAYMENT OF EQUIPMENT NOTES

         Section 6.01. No Prepayment Except as Specified.  Except as provided
                       ---------------------------------
in Sections 6.02 and 8.02 hereof, the Equipment Notes may not be prepaid.

         Section 6.02. Prepayment of Equipment Notes.  (a) The Outstanding
                       -----------------------------
Equipment Notes shall be prepaid in full and not in part:

                  (i) If an Event of Loss occurs with respect to the Airframe or with respect to the Airframe and the Engines or engines then installed on the Airframe (unless pursuant to Section 8(a)(i) of the Lease and Section 9.08 hereof replacement equipment is substituted for the Airframe and Engines, if any, subject to such Event of Loss);

                  (ii) If the Lessee, pursuant to Section 13(b) of the Lease, gives notice of purchase of the Aircraft (and Section 2.11 hereof is not applicable in connection with such purchase);

                  (iii) If the Owner Participant, or the Owner Trustee on behalf of the Owner Participant, gives notice of prepayment to the Indenture Trustee pursuant to Section 8.02 hereof;

                  (iv) If the Lessee, pursuant to Section 14(a) of the Lease, gives notice of a voluntary termination for obsolescence or surplus, but subject to Section 6.02(c) below;

                  (v) Pursuant to Section 13.01 of the Participation Agreement in connection with a refinancing of the Equipment Notes, but subject to
         Section 6.02(c) below; or

                  (vi) At the option of the Owner Trustee, with the prior written consent of the Lessee and the Owner Participant, upon not less than 25 days' prior written notice.

         (b) In the event of a prepayment of the Equipment Notes pursuant to Sections 6.02(a)(ii), (iv) or (v) above, the Owner Trustee, a Responsible Officer of which having received notice from the Lessee in accordance with and subject to the terms of Section 13(b) or 14(a) of the Lease or Article 13 of the Participation Agreement, as the case may be, shall give written notice to the Indenture Trustee and to the Holders of all of the Equipment Notes specifying the Business Day on which the Equipment Notes shall be prepaid. In the case of a prepayment of the Equipment Notes pursuant to Section 6.02(a)(i) above, the Equipment Notes shall be prepaid in full on the Termination Date specified in
Section 8(a)(ii) of the Lease. In the case of a prepayment of the Equipment Notes pursuant to Section 6.02(a)(ii) above, the Equipment Notes shall be paid in full on the EBO Date. In the case of a prepayment of the Equipment Notes pursuant to Section 6.02(a)(iii) above, the Equipment Notes shall be prepaid in full on the date so designated in the notice referred to in Section 8.02 hereof. In the case of a prepayment of the Equipment Notes pursuant to Section 6.02(a)(iv) above, the Equipment Notes shall be prepaid in full on the Termination Date specified in Section 14(a) of the Lease. In the case of a prepayment of the Equipment Notes pursuant to Section 6.02(a)(v) above, the Equipment Notes shall be prepaid on the effective date of the Refinancing. In the case of a prepayment of the Equipment Notes pursuant to Section 6.02(a)(vi) above, the Equipment Notes shall be prepaid on the date designated in the notice referred to therein. The day on which the Equipment Notes are to be prepaid pursuant to this Section 6.02(b) is herein referred to as the "Prepayment Date".
                                                               ---------------

         On or prior to the Prepayment Date, immediately available funds shall be deposited with the Indenture Trustee in an amount in respect of the Equipment Notes equal to:

         (1) if such prepayment is made pursuant to Section 6.02(a)(i) or (iii) (if clause (i), but not clause (ii) or clause (iii) of the first sentence of Section 8.02(a) of the Indenture is applicable and such prepayment is made when an Event of Default has occurred and been continuing for 180 days or more, or if clause (ii) or clause (iii) of the first sentence of Section 8.02(a) hereof is applicable), the sum of (A) the aggregate principal amount of such Equipment Notes then Outstanding, (B) accrued interest on the Equipment Notes to the Prepayment Date and (C) all other aggregate sums due the Indenture Trustee hereunder or under the Participation Agreement or the Lease, but excluding any Make-Whole Premium or other premium or penalty, or

         (2) if such prepayment is made pursuant to Section 6.02(a)(ii) or (iii) (if clause (i), but not clause (ii) or clause (iii) of the first sentence of Section 8.02(a) of the Indenture is applicable and such prepayment is made when an Event of Default has occurred and been continuing for less than 180 days) 6.02(a)(iv), 6.02(a)(v) or 6.02(a)(vi) above, the sum of the amounts specified in clauses (A), (B) and (C) of the preceding clause (1) plus any Make-Whole Premium payable in respect of all Equipment Notes

(the aggregate amount required to be paid pursuant to this sentence being herein referred to as the "Prepayment Price").
                    ----------------

         (c) Notwithstanding the foregoing provisions of this Section 6.02, if
(x) a prepayment notice has been given in respect of Section 6.02(a)(iv) and no termination of the Lease actually occurs or (y) a prepayment notice has been given in respect of Section 6.02(a)(v) and no refinancing shall occur pursuant to Article 13 of the Participation Agreement, any notice of prepayment given pursuant to Section 6.02(b) in respect thereof shall be deemed revoked.

         Section 6.03. Notice of Prepayment to Holders. In order to effect any
                       -------------------------------
prepayment set forth in Section 6.02(a) hereof, the Indenture Trustee shall give prompt notice by first class mail of prepayment to each Holder. Any notice of prepayment given by the Owner Trustee shall be irrevocable except (x) as provided in Section 6.02(c) or (y) in the case of a notice given pursuant to
Section 6.02(a)(vi), which notice may be revoked by the Owner Trustee at any time on or before the third Business Day preceding the Prepayment Date by prompt notice to the Holders.

         All notices of prepayment shall state: (1) the Prepayment Date, (2) the applicable basis for determining the Prepayment Price, (3) that on the Prepayment Date, subject to the provisions hereof, the Prepayment Price will become due and payable and interest on the Equipment Notes shall cease to accrue on and after such Prepayment Date, and (4) the place or places where such Equipment Notes are to be surrendered for payment.

         Section 6.04. Deposit of Prepayment Price. On the Prepayment Date, the
                       ---------------------------
Owner Trustee shall, to the extent an amount equal to the Prepayment Price shall not then be held in cash by the Indenture Trustee in immediately available funds and deposited for the purpose, pay to the Indenture Trustee an amount equal to the difference between (a) the amount then so held and (b) the Prepayment Price. If there shall so be on deposit and/or deposited the applicable Prepayment Price on or prior to a Prepayment Date, interest shall cease to accrue in respect of all the Outstanding Equipment Notes on and after such Prepayment Date.

         Section 6.05. Equipment Notes Payable on Prepayment Date. On the
                       ------------------------------------------
Prepayment Date, the Outstanding Equipment Notes shall (except (A) if the Owner Trustee has requested the Indenture Trustee to revoke such notice of prepayment in accordance with Section 6.03 hereof or such notice is deemed to be revoked pursuant to Section 6.02(c) hereof or (B) as otherwise provided in the Lease) become due and payable and from and after such Prepayment Date (unless there shall be a default in the payment of the Prepayment Price) such Equipment Notes shall cease to bear interest. Upon surrender by any Holder of its Equipment Note for prepayment in accordance with said notice, such Holder shall be paid the principal amount of its Equipment Note then outstanding, accrued interest thereon to the Prepayment Date, all other sums due to such Holder hereunder plus, if a Make-Whole Premium is payable pursuant to Section 6.02(b) hereof, the Make-Whole Premium in respect of such Equipment Note.

         If any Equipment Note called for prepayment shall not be so paid upon timely surrender thereof for prepayment, the principal shall, until paid, continue to bear interest from the Prepayment Date at the interest rate applicable to such Equipment Note.

                                  ARTICLE VII

                     INDENTURE EVENTS OF DEFAULT; REMEDIES
                       OF INDENTURE TRUSTEE AND HOLDERS

         Section 7.01. Indenture Event of Default. "Indenture Event of Default"
                       --------------------------   --------------------------
means any of the following events (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) any Event of Default specified in Section 16 of the Lease (other than an Event of Default arising solely as the result of the failure to make an Excepted Payment unless the Owner Participant shall notify the Indenture Trustee in writing that such failure shall constitute an Indenture Event of Default); or

                  (ii) the failure of the Owner Trustee other than by reason of a Default or an Event of Default (i) to pay principal, interest or Make-Whole Premium, if any, on any Equipment Note when due, and such failure shall have continued unremedied for ten Business Days after the date when due or (ii) to pay any other amounts hereunder or under the Equipment Notes when due and such failure shall have continued unremedied for a period of 30 days after the Owner Trustee and the Owner Participant shall receive written demand therefor from the Indenture Trustee or by any Holder; or

                  (iii) (A) any representation or warranty made by the Owner Trustee, the Owner Participant or any Owner Participant Guarantor to the Indenture Trustee or any Holder herein or in the Participation Agreement or its Owner Participant Guaranty or in any certificate the Owner Trustee, the Owner Participant or any Owner Participant Guarantor furnished to the Indenture Trustee or any Holder in connection herewith or therewith or pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made and was and remains in any respect materially adverse to the interests of the Holders and such misrepresentation shall not have been corrected within 30 days following notice thereof identified as a "Notice of Indenture
                                                           -------------------
         Event of Default" being given to the Owner Trustee and the Owner
         ----------------
         Participant by the Indenture Trustee or by a Majority in Interest of Holders, unless such misrepresentation is capable of being corrected, and Owner Trustee or Owner Participant shall, after the delivery of such notice, be diligently proceeding to correct such misrepresentation and shall in fact correct such misrepresentation within 60 days after delivery of such notice; or

                  (B) any (x) covenant made by the Owner Trustee in the fifth paragraph following the Habendum Clause hereof or in Section 5.02(b) of the Participation Agreement shall be breached in any material respect and any such breach shall not be cured within 10 Business Days after the Owner Participant has received notice thereof from any Holder or the Indenture Trustee (for purposes of Section 7.02(b) of the Participation Agreement, it being agreed that such breach may be cured by replacement of the Owner Trustee), or (y) any other covenant made by the Owner Trustee, by the Owner Participant or by any Owner Participant Guarantor to the Indenture Trustee or any Holder in any Operative Agreement shall be breached in any material respect and such breach shall remain unremedied for a period of 30 days after there has been given to the Owner Trustee and the Owner Participant by Holders holding not less than a Majority in Interest of Holders a written notice identified as a "Notice of Indenture Event of Default" specifying such breach and requiring it to be remedied unless such failure is curable and the Owner Trustee or the Owner Participant shall, after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure 60 days after delivery of such notice; or

                  (iv) the Owner Trustee, the Lessor's Estate, the Owner Participant or any Owner Participant Guarantor shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation;

                  (v) an order for relief shall be entered in respect of the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws as now or hereafter in effect; or the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate shall file any answer admitting or not contesting the material allegations of a petition filed against the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate in any proceeding referred to in clause (vi) below or seek or consent or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate, as the case may be, or of all or any substantial part of its properties; or

                  (vi) without the consent or acquiescence of the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate, as the case may be, an order shall be entered constituting an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or if any such petition shall be filed against the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate, as the case may be, and such petition shall not be dismissed within 60 days, or if, without the consent or acquiescence of the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate, as the case may be, an order shall be entered appointing a trustee, custodian, receiver or liquidator of the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate, as the case may be, or of all or any substantial part of the properties of the Owner Trustee, the Owner Participant or any Owner Participant Guarantor or the Lessor's Estate, as the case may be, and such order shall not be dismissed within 60 days.

         Section 7.02. Remedies.  (a)  If an Indenture Event of Default shall
                       --------
have occurred and be continuing and so long as the same shall be continuing unremedied, then and in every such case, the Indenture Trustee may, and when required by the provisions of Article IX or Section 7.02(c) hereof shall, (i) exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article VII, and (ii) in the event such Indenture Event of Default is an Indenture Event of Default referred to in clause (i) of
Section 7.01 hereof, exercise any and all of the remedies pursuant to Section 17 of the Lease; provided that without the consent of the Owner Trustee and the
              --------
Owner Participant such exercise of remedies shall not occur until after the latest date on which the Owner Trustee may cure the related Event of Default pursuant to Section 8.03 hereof. The Indenture Trustee may (subject to the provisions of the next succeeding paragraph) take possession of all or any part of the properties covered or intended to be covered by the Lien and security interest created hereby or pursuant hereto and may exclude the Owner Participant, the Owner Trustee, the Lessee and any transferee of the Lessee (subject to Section 15.05 hereof), and all Persons claiming under any of them wholly or partly therefrom. In addition, the Indenture Trustee may (subject to the provisions of the next succeeding paragraph) exercise any other right or remedy in lieu of or in addition to the foregoing that may be available to it under applicable law, or proceed by appropriate court action to enforce the terms hereof, of the Lease, or both, or to rescind the Lease. Without limiting any of the foregoing, it is understood and agreed that the Indenture Trustee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession thereof at the time of such sale.

         Anything in this Indenture to the contrary notwithstanding, the Indenture Trustee shall not be entitled to exercise any remedy hereunder as a result of an Indenture Event of Default which arises solely by reason of one or more events or circumstances which constitute a Default or an Event of Default unless the Indenture Trustee as security assignee of the Owner Trustee shall have declared the Lease to be in default and shall have exercised or concurrently be exercising one or more of the dispossessory remedies provided for in Section 17 of the Lease with respect to the Aircraft; provided, however,
                                                             --------  -------
that such requirement to exercise one or more of such remedies under the Lease shall not apply in circumstances where the Indenture Trustee is, and has been, for a continuous period in excess of the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (such 60-day period being the "Section 1110 Period"), involuntarily stayed or prohibited by applicable law or court order from exercising such remedies under the Lease (a "Continuous Stay Period"); provided further, however, that the requirement to exercise one or more of such
-------- -------  -------
remedies under the Lease shall
nonetheless be applicable during a Continuous Stay Period subsequent to the expiration of the Section 1110 Period to the extent that the continuation of such Continuous Stay Period subsequent to the expiration of the Section 1110 Period (A) results from an agreement by the Lessee or the trustee or the debtor-in-possession in such proceeding during the Section 1110 Period with the approval of the relevant court to perform the Lease in accordance with Section 1110(a)(2)(A) of the Bankruptcy Code and continues to perform as required by
Section 1110(a)(2)(A-B) of the Bankruptcy Code or (B) is an extension of the
Section 1110 Period with the consent of the Indenture Trustee pursuant to
Section 1110(b) of the Bankruptcy Code or (C) is the consequence of the Indenture Trustee's own failure to give any requisite notice to any person. In the event that the applicability of Section 1110 of the Bankruptcy Code to the Aircraft is being contested by Lessee in judicial proceedings, both of the Indenture Trustee and the Owner Trustee shall have the right to participate in such proceedings; provided that any such participation by the Owner Trustee shall not affect in any way any rights or remedy of the Indenture Trustee hereunder.

         (b) If an Indenture Event of Default under clause (i) (attributable to an Event of Default under Section 16(f), (g) and (h) of the Lease), (iv), (v) or
(vi) of Section 7.01 hereof shall occur and be continuing, the unpaid principal of all Outstanding Equipment Notes, together with interest accrued but unpaid thereon and all other amounts due thereunder, but without Make-Whole Premium, shall immediately become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

         (c) If any Indenture Event of Default not described in the preceding paragraph (b) shall have occurred and be continuing, then and in every such case, the Indenture Trustee may on its own accord or at the direction of a Majority in Interest of Holders, at any time, by written notice to the Owner Trustee and the Owner Participant, declare the principal of all the Equipment Notes to be due and payable, whereupon the unpaid principal amount of all Outstanding Equipment Notes, together with accrued interest thereon and all other amounts due thereunder, but without Make-Whole Premium, shall immediately become due and payable without presentment, demand, protest or other notice, all of which are hereby waived. At any time after such declaration and prior to the sale or disposition of the Indenture Estate, however, a Majority in Interest of Holders, by notice to the Indenture Trustee and the Owner Trustee, may rescind such declaration, whether made by the Indenture Trustee on its own accord or as directed, if (x) there has been paid or deposited with the Indenture Trustee a sum sufficient to pay all overdue installments of interest on all Equipment Notes (together, to the extent permitted by law, with interest on such overdue installments of interest), the principal on any Equipment Notes that would have become due otherwise than by such declaration of acceleration, all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, or (y) all Indenture Events of Default (other than the nonpayment of principal that has become due solely because of such acceleration) have been either cured or waived as provided in Section 7.11 hereof. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         (d) Each Holder shall be entitled at any sale to credit against any purchase price bid at such sale by such Holder all or any part of the unpaid obligations owing to such Holder secured by the Lien of this Indenture (but only to the extent that an amount equal to such purchase price would have been paid to such Holder pursuant to Article V hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (d) were not given effect).

         (e) In the event of any sale of the Indenture Estate, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the term of this Indenture, the unpaid principal amount of all Equipment Notes then outstanding, together with accrued interest thereon (without Make-Whole Premium), and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

         (f) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement (or its designee) is a Holder, the Indenture Trustee will not be authorized or empowered to acquire title to the Indenture Estate or take any action with respect to the Indenture Estate so acquired by it if such acquisition or action would cause any Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

         (g) Notwithstanding any other provision of this Indenture, the Indenture Trustee may not exercise any right or remedy under this Section 7.02 (other than those specified in Section 7.02(b) or 7.02(c)) (or otherwise foreclose the lien created by this Indenture or dispossess the Owner Trustee of its rights in the Indenture Estate) in respect of an Indenture Event of Default resulting from or arising out of a Default or Event of Default prior to the Enforcement Date (as defined in Section 7.11 hereof) in respect of such Indenture Event of Default.

         Section 7.03. Return of Aircraft, etc. (a) Subject to Section 7.02
                       -----------------------
hereof, if an Indenture Event of Default shall have occurred and be continuing, at the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such documents as the Indenture Trustee may reasonably deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled under this Indenture. Subject to the foregoing, if the Owner Trustee shall for any reason fail to execute and deliver such documents after such request by the Indenture Trustee, the Indenture Trustee may pursue all or part of such Indenture Estate wherever it may be found and enter any of the premises of the Lessee or the Owner Trustee wherever such Indenture Estate may be or be supposed to be and search for such Indenture Estate and take possession of and remove such Indenture Estate. All expenses of pursuing, searching for and taking such Indenture Estate shall, until paid, be secured by the Lien of this Indenture.

         (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification, alterations and repairs to and of such Indenture Estate, as the Indenture Trustee may reasonably deem proper. In each case subject to Section 7.02 hereof, the Indenture Trustee shall have the right to maintain, use, operate, store, insure, lease, dispose of, modify, alter, control or manage the Indenture Estate and to carry on the business and to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Indenture Estate, as the Indenture Trustee may reasonably deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management, modification, alteration or disposition of all or any part of the Indenture Estate as the Indenture Trustee may determine. Further, the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof other than Excepted Payments, without prejudice, however, to the right of the Indenture Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee under this Indenture (other than Excepted Payments). Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, insurance, leasing, control, management, modification, alteration or disposition of the Indenture Estate, and of all maintenance and repairs, and of conducting the business thereof, and to make all payments which the Indenture Trustee may be required or may reasonably elect to make for any taxes, assessments, insurance or other proper charges upon the Indenture Estate (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee and the Lessee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all persons properly engaged and employed for such purposes by the Indenture Trustee; provided, that any excess amounts shall be promptly distributed in
         --------
accordance with Section 5.03 hereof.

         (c) Subject to Section 7.02 hereof, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder, and subject to Article VIII hereof, the Indenture Trustee, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, may sell, assign, transfer and deliver the whole or, from time to time, to the extent permitted by law, any part of the Indenture Estate, or interest therein, at any private sale or public auction to the highest bidder, with or without demand, advertisement or notice, except that in respect of any private sale 30 days' prior written notice by registered mail to the Owner Trustee and the Owner Participant will be provided, for cash or, with the consent of the Owner Trustee and the Owner Participant, credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Indenture Trustee in exercising reasonable commercial discretion may determine; provided, that any such action shall be at the time
                          --------
lawful and that all mandatory legal requirements shall be complied with. Any notice required pursuant to the terms hereof in the case of a public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as the Indenture Trustee shall fix in the notice of such sale. At any such sale, the Indenture Estate may be sold in one lot as an entirety or in separate lots. The Indenture Trustee shall not be obligated to make any sale pursuant to such notice. The Indenture Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. The Indenture Trustee may exercise such right of sale without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the Holders may exercise such right without notice to the Holders or without including the Holders as parties to any suit or proceedings relating to the foreclosure of any part of the Indenture Estate. The Owner Trustee shall execute any and all such bills of sale, assignments and other documents, and perform and do all other acts and things reasonably requested by the Indenture Trustee in order to permit consummation of any sale of the Indenture Estate in accordance with this Section 7.03(c) and to effectuate the transfer or conveyance referred to in the first sentence of this Section 7.03(c). Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not sell the Indenture Estate or any part thereof unless the Equipment Notes shall have been accelerated.

         (d) To the extent permitted by Applicable Law, and subject to Section
7.02 hereof, the Indenture Trustee or any Holder may be a purchaser of the Indenture Estate or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price therefor the amount then due hereunder or under any of the Equipment Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder, under any other Indenture Document or under the Equipment Notes held by such Holder to the extent of such portion of the purchase price as it would have received had it been entitled to share any distribution thereof. The Indenture Trustee or any Holder or nominee thereof shall, upon any such purchase, acquire good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in the Owner Trustee or the Owner Participant in respect of the property so purchased.

         (e) The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee) for all or any part of the Indenture Estate, whether such receivership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and the Owner Trustee hereby consents to the appointment of such receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Indenture Estate shall be entitled to exercise all of the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

         (f) Subject to the provisions of this Indenture, to the extent permitted by Applicable Law, upon the occurrence and during the continuation of an Indenture Event of Default the Owner Trustee irrevocably appoints the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee (which appointment is coupled with an interest) in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power substitution, the Owner

Trustee hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

         Section 7.04. Indenture Trustee May Prove Debt. If the Owner Trustee
                       --------------------------------
shall fail to pay any amount payable hereunder or under the Equipment Notes, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Owner Trustee and collect in the manner provided by law out of the property of the Owner Trustee wherever situated, the moneys adjudged or decreed to be payable; provided, that any sale of any portion
                                          --------
of the Indenture Estate shall be done in accordance with Sections 7.02 and 7.03(c) hereof.

         In case there shall be pending proceedings relative to the Owner Trustee under the Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Owner Trustee or its property, or in case of any other comparable judicial proceedings relative to the Owner Trustee, or to the creditors or property of the Owner Trustee, the Indenture Trustee, irrespective of whether the principal of the Equipment Notes shall then be due and payable as therein or herein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                           (a) to file and prove a claim or claims for the whole amount of principal, interest and other amounts owing and unpaid in respect of the Equipment Notes or hereunder, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Owner Trustee or to the creditors or property of the Owner Trustee,

                           (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

                           (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Indenture Trustee on their behalf;

and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Holders, to pay to the Holders such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

         Nothing contained herein shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Equipment Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and rights to assert claims under this Indenture, or under any of the Equipment Notes, may be enforced by the Indenture Trustee without the possession of such Equipment Notes. Any trial or other proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders, as provided herein.

         In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent all the Holders of the Equipment Notes, and it shall not be necessary to make any Holders parties to such proceedings.

         Section 7.05. Remedies Cumulative. Each and every right, power and
                       -------------------
remedy given to the Indenture Trustee in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy specifically given herein or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee or the Holders, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or later any other right, power or remedy. No delay or omission by the Indenture Trustee or of any Holder in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence in any such default.

         Section 7.06. Suits for Enforcement. If an Indenture Event of Default
                       ---------------------
has occurred, has not been waived and is continuing, the Indenture Trustee may in its discretion and subject to its rights of appropriate indemnification under Sections 7.09 and 9.03 and Article XI hereof proceed to protect and enforce its rights and rights of the Holders by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Indenture Trustee or the Holders by this Indenture or by law; provided that, any sale of any portion
                                         -------- ----
of the Indenture Estate shall be done in accordance with Sections 7.02 and 7.03(c) hereof.

         Section 7.07. Discontinuance of Proceedings. In case the Indenture
                       -----------------------------
Trustee or any Holder shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee or such Holder, then the Owner Trustee, the Indenture Trustee, any Owner Participant, the Holders and the Lessee shall, subject to any binding determination in such proceeding, be restored to their former positions and rights under this Indenture with respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee and the Holders shall continue as if no such proceeding had been instituted.

         Section 7.08. Unconditional Right of Holders to Payments on Equipment
                       -------------------------------------------------------
Notes. Notwithstanding any other provision in this Indenture and any provision
-----
of any Equipment Note, the right of any Holder to receive payment of the principal of and interest and Make-Whole Premium, if any, on such Equipment Note on or after the respective due dates and in the manner expressed in such Equipment Note or to institute suit for the enforcement of any such payment on or after such respective dates as provided herein, shall not be impaired or affected without the consent of such Holder.

         Section 7.09. Control by Holders. The Majority in Interest of Holders
                       ------------------
shall have the right to direct the Indenture Trustee as to the time, method, and place of conducting any proceeding for any remedy available to the Indenture Trustee under this Indenture, or exercising any trust or power conferred on the Indenture Trustee by this Indenture; provided that such direction shall not be
                                     --------
otherwise than in accordance with law and the provisions of this Indenture and the Indenture Trustee shall have received, to the extent provided in Sections
7.06 and 9.03 and Article XI hereof, such reasonable indemnification as it may require against the costs, expenses and liabilities to be incurred by the Indenture Trustee; and provided further that (subject to the provisions of
                       --------
Section 9.02 hereof) the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Indenture Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Indenture Trustee shall determine that the action or proceedings so directed would involve the Indenture Trustee in personal liability or if the Indenture Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders not joining in the giving of said direction, it being understood that (subject to Section 9.02 hereof) the Indenture Trustee shall have no duty to ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders.

         Nothing in this Indenture shall impair the right of the Indenture Trustee in its discretion to take any action deemed proper by the Indenture Trustee and which is not inconsistent with the direction by the Majority in Interest of Holders.

         Section 7.10. Waiver of Past Indenture Default. Upon written
                       --------------------------------
instructions from the Majority in Interest of Holders, the Indenture Trustee shall waive any past Indenture Default and its consequences and upon any such waiver such Indenture Default shall cease to exist and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Indenture Default or impair any right consequent thereon; provided, however,
                                                          --------  -------
that in the absence of written instructions from all Holders and each Liquidity Provider, the Indenture Trustee shall not waive any Indenture Default (a) in the payment of the principal of or Make-Whole Premium, if any, or interest on, or other amounts due under, any Equipment Note then Outstanding, or (b) in respect of a covenant or provision of this Indenture which, under Article XIII hereof, cannot be modified or amended without the consent of each Holder.

         Section 7.11. Notice of Indenture Default. The Indenture Trustee shall
                       ---------------------------
transmit to the Owner Trustee, the Holders, the Liquidity Provider and the Owner Participant notice of any Indenture Event of Default actually known to a Responsible Officer of the Indenture Trustee or any Indenture Event of Default or Indenture Default arising under Section 7.01(i) (arising out of a Lease Event of Default under Section 16(a) of the Lease) or 7.01(ii), such notice to be transmitted by mail to the Holders, the Liquidity Provider, the Owner Trustee and any Owner Participant promptly after the occurrence thereof, unless any such Indenture Default or Indenture Event of Default shall have been cured before the giving of such notice; provided that, except in the case of default in the
                       -------- ----
payment of the principal of or interest on or any other amount due under any of the Equipment Notes, the Indenture Trustee shall be protected in withholding such notice to the Holders if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Indenture Trustee in good faith determines that the withholding of such notice is in the interests of the Holders. In the case of any Indenture Event of Default relating to or arising out of a Default or an Event of Default, the Indenture Trustee agrees to give the Holders, the Owner Trustee and the Owner Participant not less than ten Business Days prior notice of the date (the "Enforcement Date") on which the Indenture Trustee may commence the exercise of any remedy made under Section 7.02 (other than those specified in Section 7.02(b) or 7.02(c)).

                                 ARTICLE VIII

                          RIGHTS OF THE OWNER TRUSTEE
                           AND THE OWNER PARTICIPANT


         Section 8.01. Certain Rights of Owner Trustee and Owner Participant.
                       -----------------------------------------------------
(a) Except as provided in paragraph (a) immediately following the Granting Clause hereof and in Section 13.01 hereof, without the consent of a Majority in Interest of Holders, the Owner Trustee may not modify, amend or supplement any of the Indenture Documents, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that
                                                        --------  -------
the actions specified in subsection (b) of this Section 8.01 may be taken without the consent of the Indenture Trustee or any Holder.

         (b) Subject to the provisions of subsection (c) of this Section 8.01, the Owner Trustee, at any time and from time to time, without the consent of the Indenture Trustee or of any Holder, may:

         (1) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this Section 8.01 the Owner Trustee shall not modify, amend or supplement, or give any waiver for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease as in effect on the date hereof: Sections 2, 3(c) (except to the extent such Section relates to amounts payable (whether directly or pursuant to this Indenture) to Persons other than Holders, each Liquidity Provider, the Subordination Agent and the Indenture Trustee in its individual capacity), 3(e) (except insofar as it relates to the address or account information of the Owner Trustee or the Indenture Trustee), 3(f), 3(g), 4, 6 (except in order to increase the Lessee's liabilities or enhance the Lessor's or the Owner Participant's rights thereunder), 8 (except that additional requirements may be imposed on the Lessee), 9 (except for
Section 9(f) and except that additional insurance requirements may be imposed on the Lessee), 10, 11(b) (except to impose additional requirements on the Lessee) 14(a) (except that further restrictions may be imposed on the Lessee), 16 (except to impose additional or more stringent Events of Default), 17 (except to impose additional remedies), 20(b) and 23(e) and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this subsection (b); provided that the Owner Trustee may take any such action without the consent of
--------
the Indenture Trustee or any Holder to the extent such action relates to the payment of amounts constituting, or the Owner Trustee's, the Owner Participant's or the Lessee's rights or obligations with respect to, Excepted Payments;

         (2) modify, amend or supplement the Trust Agreement and any other Indenture Document (other than the Lease and the Participation Agreement), or give any consent, waiver, authorization or approval with respect thereto, in each case only to the extent any such action shall not materially adversely impact the interests of the Holders;

         (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this Section 8.01 the Owner Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as in effect on the date hereof: Article 4 and Section 8.01(b) (insofar as such Article 4 and Section 8.01(b) relate to the Indenture Trustee, the Pass-Through Trustee and the Holders), Articles 5, 6 and 7 and Sections 13.01 and 15.08 (insofar as such Articles and Sections relate to the Indenture Trustee; it being understood that only the Indenture Trustee's consent in respect thereof need be obtained) and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b); and

         (4) modify, amend or supplement any of the Indenture Documents in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders.

         (c) No modification, amendment, supplement, consent, waiver, authorization or approval with respect to the Lease or the Participation Agreement, whether effected pursuant to subsection (a) or pursuant to subsection
(b) of this Section 8.01 and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding, shall, without the consent of the Holder of each Outstanding Equipment Note affected thereby, and each Liquidity Provider,

         (1) modify, amend or supplement the Lease in such a way as to (a) extend the time of payment of Basic Rent or Termination Value or Supplemental Rent payable to the Holders or any Liquidity Provider or any other amounts payable for the account of the Holders or any Liquidity Provider (subject in any event to Section 3(f) of the Lease) upon the occurrence of an Event of Loss or Termination Value and any other amounts payable for the account of the Holders (subject in any event to Section 3(f) of the Lease) upon termination of the Lease with respect to the Aircraft payable under, or as provided in, the Lease as in effect on the Delivery Date, or (b) reduce the amount of any installment of Basic Rent or Supplemental Rent so that the same is less than the payment of principal of, and interest on the Equipment Notes and Make-Whole Premium, if any, and amounts due to each Liquidity Provider, as the case may be, to be made from such installment of Basic Rent or Supplemental Rent, or (c) reduce the aggregate amount of Termination Value, or any other amounts payable under, or as provided in, the Lease as in effect on the Delivery Date, upon the occurrence of an Event of Loss so that the sum of the same is, as of the applicable Termination Date, less than the accrued interest on and the principal of the Equipment Notes at the time Outstanding or (d) reduce the aggregate amount of Termination Value and any other amounts payable under, or as provided in, the Lease as in effect on the Delivery Date, upon termination of the Lease with respect to the Aircraft so that the sum of the same is, as of the applicable Termination Date, less than the accrued interest on, principal of and Make-Whole Premium, if any, of Equipment Notes at the time Outstanding, or

         (2) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Lessee from its absolute and unconditional obligations in respect of payment of Basic Rent or Supplemental Rent, or Termination Value and any other amounts payable for the account of the Holders (subject in any event to Section 3(f) of the Lease) upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable for the account of the Holders (subject in any event to Section 3(f) of the Lease) with respect to the Aircraft, payable under, or as provided in, the Lease as in effect on the Delivery Date, except as provided in the Lease as in effect on the Delivery Date.

         (d) At all times so long as this Indenture is in effect and notwithstanding that an Indenture Event of Default has occurred and is continuing, the consent of the Owner Trustee (at the direction of the Owner Participant) shall be required in order (i) to amend, modify or supplement the Lease or any other Operative Agreement to which the Owner Trustee is a party or to waive compliance by the Lessee or any other party with any of its obligations thereunder and (ii) to grant any consent requested under the Lease or any other Operative Agreement to which the Owner Trustee is a party.

Notwithstanding the foregoing, but subject always to Section 15.05 hereof, the Indenture Trustee shall at all times have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (A) declare the Lease to be in default under Section 17 (other than with respect to Excepted Payments) thereof and (B) subject only to the provisions of this Indenture, exercise the remedies set forth in Section 17 of the Lease (other than in connection with Excepted Payments).

         Nothing in this Indenture shall be deemed to prohibit the Owner Participant or the Owner Trustee from making demand on the Lessee for, or from commencing an action at law to obtain the payment of, or from receiving payment of, any Excepted Payment; provided, however, that if the Owner Trustee is proceeding under the Lease, the Owner Trustee shall proceed pursuant to Section 17(e), and only Section 17(e), of the Lease.

         Section 8.02. Owner Participant's Right to Prepay or Purchase the
                       ---------------------------------------------------
Equipment Notes. (a) If (i) an Event of Default shall have occurred and be
---------------
continuing, (ii) the Indenture Trustee shall have taken action, or notified the Owner Trustee and the Owner Participant that it intends to take action, to foreclose the Lien of this Indenture or otherwise commence the exercise of any significant remedy under Section 7.02 of this Indenture or Section 17 of the Lease or (iii) the Equipment Notes shall have become due and payable pursuant to Section 7.02(b) or (c) hereof, the Owner Participant (or the Owner Trustee on behalf of the Owner Participant) may (but shall be under no obligation to) do either of the following:

         (1) direct the Owner Trustee to cause the prepayment of all, but not less than all, of the Equipment Notes then Outstanding by notifying the Indenture Trustee of such election, which notice in order to be effective shall state that it is irrevocable and shall designate a Prepayment Date which shall be a Business Day which shall be not less than 15 days after the date of such notice on which the Owner Trustee shall, in the manner provided for in Section
6.04 hereof, deposit the sum of amounts contemplated by paragraph "first" under
                                                                   -----
Section 5.03 and the aggregate Prepayment Price (determined in accordance with Section 6.02(b) hereof) of all such Equipment Notes with the Indenture Trustee. If such payment by the Owner Trustee to the Indenture Trustee is made, the Equipment Notes shall cease to accrue interest from and after the Prepayment Date, and after distribution of such payment to the Holders, the Indenture Trustee shall release the Indenture Estate from the Lien of this Indenture; or

         (2) purchase all, but not less than all, of the Outstanding Equipment Notes by notifying the Indenture Trustee of such election, which notice in order to be effective shall state that it is irrevocable and shall designate a date which shall be a Business Day which shall be not less than 15 days after the date of such notice on which the Owner Trustee shall pay to the Indenture Trustee an amount equal to the aggregate unpaid principal amount of all Outstanding Equipment Notes, together with accrued interest on such amount to the date of purchase, plus all other sums due any Holder or the Indenture Trustee hereunder or under the Participation Agreement or the Lease, but without any Make-Whole Premium (provided that the Make-Whole Premium shall be included if the purchase is made pursuant to clause (a)(i) above (but not pursuant to clause (a)(ii) or (a)(iii) above) when the Event of Default shall have occurred and been continuing for less than 180 days). Upon receipt by the Indenture Trustee of such amount, each Holder will be deemed, whether or not Equipment Notes shall have been delivered to the Indenture Trustee on such date, to have thereupon sold, assigned, transferred and conveyed (and shall promptly take such actions as the Owner Participant shall reasonably request to evidence such sale, assignment, transfer and conveyance) to the Owner Participant (without recourse or warranty of any kind except for its own acts), all of the right, title and interest of such Holder in and to the Indenture Estate and this Indenture and all Equipment Notes held by such Holder and the former Holders shall not be entitled to receive any interest on the principal amount of such Equipment Notes after the purchase date, and the Owner Participant shall be deemed to have assumed (and shall promptly take such actions as any Holder shall reasonably request to evidence such assumption) all of such Holder's obligations under the Participation Agreement and this Indenture arising subsequent to such sale. If the Owner Trustee shall so request, such Holder will comply with all the provisions of Section 2.06 of this Indenture to enable new Equipment Notes to be issued to the Owner Participant in such authorized denominations as the Owner Participant shall request. All charges and expenses required pursuant to Section
2.06 hereof in connection with the issuance of any such new Equipment Notes shall be borne by the Owner Participant.

         (b) From and after the deposit by the Owner Trustee of the applicable Prepayment Price or purchase price with the Indenture Trustee pursuant to
Section 8.02(a) hereof, the Owner Trustee shall be entitled to exercise all rights and remedies of the Indenture Trustee under Article VII hereof as well as all rights and remedies of the Lessor under the Lease.

         Section 8.03. Certain Rights of Owner Participant. (a) If (A) there
                       -----------------------------------
shall occur an Event of Default under the Lease as a result of the Lessee's failure to make any payment of an installment of Basic Rent, and (B) the Owner Trustee shall have paid or caused to be paid on or prior to the date which is 15 Business Days after the Owner Participant's receipt of written notice of such Event of Default all principal and interest on the Equipment Notes then due (as well as any interest on overdue principal and (to the extent permitted by applicable law) interest), but not including any principal or interest becoming due on account of such Event of Default, then the failure of the Lessee to make the payment of such installment of Basic Rent or of interest on account of such installment's being overdue shall not constitute or result in an Indenture Event of Default under this Indenture and any declaration based solely on the same shall be deemed to be automatically rescinded. Nothing contained in the preceding sentence shall be deemed to entitle the Owner Trustee to exercise any rights and powers or pursue any remedies pursuant to Section 17 of the Lease or otherwise except as set forth in this Indenture, and except that the Owner Trustee or the Owner Participant may attempt to recover any amount paid by it or them under this Indenture by demanding of the Lessee payment of such amount or by an appropriate court action for the payment of such amount and/or to recover damages for the breach of the Lease. Upon curing any such Event of Default pursuant to this Section 8.03, the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated on an unsecured basis to all the rights of the Indenture Trustee under the Lease in respect of the payment giving rise to such Event of Default, and any right to any interest in respect of the same, and shall be entitled to any payment of Basic Rent (or interest thereon) actually made by the Lessee in respect of such cured payment upon receipt by the Indenture Trustee; provided that no such amount shall be paid to the Owner Trustee or the Owner Participant until all amounts then due and payable to each Holder hereunder and thereunder shall have been paid in full and no Indenture Event of Default shall have occurred and be continuing and the Owner Trustee will not be entitled to recover any such payments, except pursuant to the foregoing right of subrogation, by demand or suit for damages. Notwithstanding anything in this Indenture or the Lease to the contrary, the Owner Participant and the Owner Trustee collectively, shall not be entitled to cure more than six Events of Default (no more than three of which may be consecutive) occasioned by defaults in the payment of Basic Rent.

         (b) If (A) there shall occur an Event of Default under the Lease for any reason other than the Lessee's failure to make any payment of an installment of Basic Rent and (B) the Owner Trustee shall have taken or caused to be taken such action necessary to cure and shall have cured such Event of Default prior to the date which is 15 Business Days after the Owner Participant's receipt of the written notice of such Event of Default, then the failure of the Lessee to perform such covenant, condition or agreement, the observance or performance of which was accomplished by the Owner Trustee hereunder shall not constitute or result in an Indenture Event of Default under this Indenture and any declaration based solely on the same shall be deemed to be automatically rescinded. Nothing contained in the preceding sentence shall be deemed to entitle the Owner Trustee or the Owner Participant to exercise any rights and powers or pursue any remedies pursuant to Section 17 of the Lease or otherwise except as set forth in this Indenture, and except that the Owner Trustee or the Owner Participant may attempt to recover any amount paid by it or them in effecting such cure by demanding of the Lessee payment of such amount, plus any interest due, or by commencing an action at law or in equity against the Lessee for the payment of such amount or by an appropriate court action for the payment of such amount and/or to recover damages for the breach of the Lease. Upon curing any such Event of Default pursuant to this Section 8.03(b), the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated to all the rights of the Indenture Trustee under the Lease in respect of the payment, agreement or covenant giving rise to such Event of Default, and any right to any interest in respect of the same, and shall be entitled to any payment or other performance upon receipt by the Indenture Trustee; provided that no such amount shall be paid to the Owner Trustee or the Owner Participant until all amounts then due and payable to each Holder hereunder and thereunder shall have been paid in full and no Indenture Event of Default shall have occurred and be continuing.


                                  ARTICLE IX

                       CONCERNING THE INDENTURE TRUSTEE

         Section 9.01. Acceptance of Trusts. The Indenture Trustee in its
                       --------------------
individual capacity hereby accepts the trusts imposed upon it by this Indenture, and covenants and agrees to perform the same as expressed herein and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the terms hereof.

         Section 9.02. Duties Before, and During, Existence of Indenture Event
                       -------------------------------------------------------
of Default. (a) The Indenture Trustee, prior to the occurrence of an Indenture
----------
Event of Default and after the curing or waiving of all Indenture Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. So long as an Indenture Event of Default has occurred and has not been cured or waived, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own gross negligence (or any simple negligence in the handling of funds) or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Indenture Event of Default and after the curing or waiving of all Indenture Events of Default which may have occurred:

                        (x) the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, and the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read in to this Indenture against the Indenture Trustee; and

                        (y) in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificate or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action taken or not taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of Outstanding Equipment Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Indenture Trustee shall have determined in good faith that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         The Indenture Trustee agrees that it will execute and the Owner Trustee agrees that it will, at the expense of the Lessee, file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Indenture Estate as may be specified from time to time in written instructions of the Holders of not less than 25% in aggregate principal amount of Equipment Notes (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed); provided that, notwithstanding the foregoing, the Indenture Trustee may execute and file or cause to be filed any financing statement which it from time to time deems appropriate.

         (b) [Reserved].

         (c) The Indenture Trustee agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Article XI hereof or under any other Operative Agreement) promptly take such action as may be necessary duly to discharge all Indenture Trustee's Liens on any part of the Indenture Estate.

         (d) [Reserved]

         (e) The Indenture Trustee will furnish to each Holder promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee, to the extent that the same shall not have been otherwise furnished to such Holder pursuant to this Indenture or to the extent the Indenture Trustee does not reasonably believe that the same shall have been furnished by the Lessee directly to such Holder.

         Section 9.03. Certain Rights of the Indenture Trustee.  Subject to
                       ---------------------------------------
Section 9.02 hereof:

         (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Owner Trustee mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed) upon which the Indenture Trustee may rely to prove or establish a matter set forth therein;

         (c) the Indenture Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

         (e) the Indenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

         (f) prior to the occurrence of an Indenture Event of Default hereunder and after the curing or waiving of all Indenture Events of Default, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Majority in Interest of Holders; provided that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Owner Trustee or, if paid by the Indenture Trustee or any predecessor trustee, shall be repaid by the Owner Trustee upon demand; and

         (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

         Section 9.04. Indenture Trustee Not Responsible for Recitals, Equipment
                       ---------------------------------------------------------
Notes, or Proceeds. The Indenture Trustee assumes no responsibility for the
------------------
correctness of the recitals contained herein and in the Equipment Notes, except the Indenture Trustee's certificates of authentication. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Equipment Notes. The Indenture Trustee shall not be accountable for the use or application by the Owner Trustee of any of the Equipment Notes or of the proceeds thereof.

         Section 9.05. Indenture Trustee and Agents May Hold Equipment Notes;
                       ------------------------------------------------------
Collections, etc. The Indenture Trustee or any agent of the Indenture Trustee in
----------------
its individual or any other capacity may become the owner or pledgee of Equipment Notes with the same rights it would have if it were not the Indenture Trustee or such agent and may otherwise deal with the Owner Trustee and receive, collect, hold and retain collections from the Owner Trustee with the same rights it would have if it were not the Indenture Trustee or such agent.

         Section 9.06. Moneys Held by Indenture Trustee. Subject to Sections
                       --------------------------------
5.08 and 14.04 hereof, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Owner Trustee nor, subject to Section 5.08 hereof, the Indenture Trustee nor any agent thereof shall be under any liability for interest on any moneys received by it hereunder.

         Section 9.07. Right of Indenture Trustee to Rely on Officer's
                       -----------------------------------------------
Certificate, etc. Subject to Sections 9.02 and 9.03 hereof, whenever in the
----------------
administration of the trusts of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be specifically prescribed herein) may, in the absence of bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Indenture Trustee, and such certificate, in the absence of bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 9.08. Replacement Airframes and Replacement Engines. At any
                       ---------------------------------------------
time and from time to time any Airframe or Engine may, or is required to, be replaced under Section 8(a) or 7(e) of the Lease by a Replacement Airframe or Replacement Engine, as the case may be, shall be replaced in accordance with the provisions of this Section 9.08 and the provisions of such Sections of the Lease, the Owner Trustee shall, from time to time, direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing such Airframe and/or Engine as appropriate from the Lien of this Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid without recourse or warranty, but only upon receipt by or deposit with the Indenture Trustee of the following:

         (1) A written request from the Owner Trustee requesting such release and specifically describing the Airframe and/or Engine(s) to be so released.

         (2) A certificate signed by a duly authorized officer of the Lessee stating the following:

             A.    With respect to the replacement of any Airframe:

             (i) a description of the Airframe subject to the Event of Loss including the manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number;

             (ii) a description of the Replacement Airframe, including the manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number;

             (iii) that on the date of the supplement to this Indenture relating to the Replacement Airframe the Owner Trustee will be the legal owner of and have good title to such Replacement Airframe free and clear of all Liens except Permitted Liens, that such Replacement Airframe will on such date be in at least as good operating condition and repair as required by the terms of the Lease, and that such Replacement Airframe has been or, substantially concurrently with such replacement, will be duly registered in the name of the Owner Trustee under the Transportation Code or under the law then applicable to the registration of the Airframe subject to the Event of Loss and that an airworthiness certificate has been duly issued under the Transportation Code (or such other applicable law) with respect to such Replacement Airframe and that such registration and certificate is, or will be, in full force and effect, and that the Lessee will have the full right and authority to use such Replacement Airframe;

                  (iv) that the insurance required by Section 9 of the Lease is in full force and effect with respect to such Replacement Airframe;

                  (v) that the Replacement Airframe is of the same or an improved make or model as the Airframe requested to be released from this Indenture;

                  (vi) that the value of the Replacement Airframe as of the date of such certificate is not less than the value of the Airframe requested to be released (assuming such Airframe was in the condition and repair required to be maintained under the Lease);

                  (vii) that no Event of Default exists or would result from the making and granting of the request for release and the addition of a Replacement Airframe;

                  (viii) that the release of the Airframe subject to the Event of Loss will not impair the security of this Indenture in contravention of any of the provisions of this Indenture;

                  (ix) that upon such replacement, the Lien of this Indenture will apply to the Replacement Airframe and such Lien will be a first priority security interest in favor of the Indenture Trustee; and

                  (x) that each of the conditions specified in Section 8(d) of the Lease with respect to such Replacement Airframe has been satisfied.

                  B.     With respect to the replacement of any Engine:

                  (i) a description of the Engine subject to the Event of Loss including the manufacturer's serial number;

                  (ii) a description of the Replacement Engine including the manufacturer's name, the engine model and serial number;

                  (iii) that on the date of the supplement to this Indenture relating to the Replacement Engine the Owner Trustee will be the legal owner of such Replacement Engine free and clear of all Liens except Permitted Liens, and that such Replacement Engine will on such date be in at least as good operating condition and repair as required by the terms of the Lease and will otherwise conform to the requirements set forth in the definition of "Replacement Engine";

                  (iv) that the value of the Replacement Engine as of the date of such certificate is not less than the value of the Engine to be released (without regard to the number of hours or cycles remaining until the next scheduled maintenance visit, and assuming such Engine was in the condition and repair required to be maintained under the Lease);

                  (v) that the release of the Engine subject to the Event of Loss will not impair the security of this Indenture in contravention of any of the provisions of this Indenture;

                  (vi) that upon such replacement, the Lien of this Indenture will apply to the Replacement Engine and such Lien will be a first priority security interest in favor of the Indenture Trustee; and

                  (vii) that each of the conditions specified in Section 7(e) of the Lease with respect to such Replacement Engine has been satisfied.

         (3) The appropriate instruments (i) transferring to the Owner Trustee title to the Replacement Airframe or Replacement Engine to be received as consideration for the Airframe or Engine to be released and (ii) assigning to the Owner Trustee the benefit of all manufacturer's and vendor's warranties, if any, generally available with respect to such Replacement Airframe or Replacement Engine, and a supplement to this Indenture subjecting such Replacement Airframe or Replacement Engine to the Trust Agreement and to the Lien of this Indenture.

         (4) A certificate from a firm of independent aircraft appraisers of national standing reasonably satisfactory to the Indenture Trustee and the Owner Trustee confirming the accuracy of the information set forth in clause (2)A(vi) of this Section 9.08.

         (5) The opinions of counsel to the Lessee (which may be Lessee's General Counsel), or (with respect to those matters set forth in clause (ii) below relating to the filing of documents pursuant to the Transportation Code) of the Lessee's special aviation counsel, or (in either case) other counsel reasonably satisfactory to the Indenture Trustee, stating that:

                  (i) the certificates, opinions and other instruments and/or property which have been or are therewith delivered to and deposited with the Indenture Trustee conform to the requirements of this Indenture and the Lease and, upon the basis of such application, the property so sold or disposed of may be properly released from the Lien of this Indenture and all conditions precedent herein provided for relating to such release have been complied with; and

                  (ii) the Replacement Airframe or Replacement Engine has been validly subjected to the Lien of this Indenture and covered by the Lease, the instruments subjecting such Replacement Airframe or Replacement Engine to the Lease and to the Lien of this Indenture, as the case may be, have been duly filed for recordation pursuant to the Transportation Code or any other law then applicable to the registration of the Aircraft, and no further action, filing or recording of any document is necessary or advisable in order to establish and perfect the title of the Owner Trustee to and the Lien of this Indenture on such Replacement Airframe or Replacement Engine and, with respect to a Replacement Airframe, the Indenture Trustee would be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such Replacement Airframe, provided, that such opinion need not be to the effect specified in the foregoing clause to the extent that the benefits of such Section 1110 would not have been, by reason of a change in law or governmental interpretation thereof after the date hereof, available to the Indenture Trustee with respect to the Aircraft immediately prior to such substitution had such Event of Loss not occurred.

         Section 9.09. Indenture Supplement for Replacements. In the event of
                       -------------------------------------
the substitution of a Replacement Airframe or a Replacement Engine as contemplated by Section 8(a) or 7(e) of the Lease, as the case may be, the Owner Trustee and the Indenture Trustee agree for the benefit of the Holders and the Lessee, subject to fulfillment of the conditions precedent and compliance by the Lessee with its obligations set forth in Section 8(a) or 7(e) of the Lease, as the case may be, to execute and deliver a supplement to this Indenture as contemplated by Section 9.08(3) hereof and, provided no Event of Default shall have occurred and be continuing, execute and deliver to the Lessee an appropriate instrument releasing the Airframe or Engine being replaced from the Lien of this Indenture.

         Section 9.10. Effect of Replacement. In the event of the substitution
                       ---------------------
of a Replacement Airframe or a Replacement Engine as contemplated by Section 8(a) or 7(e) of the Lease, as the case may be, and Section 9.08 hereof, all provisions of this Indenture relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same Airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for any Event of Loss with respect to the Airframe or Engine or Engines being replaced.

         Section 9.11. Compensation. The Owner Trustee covenants and agrees to
                       ------------
pay, and the Indenture Trustee shall be entitled to receive, reasonable compensation and payment or reimbursement for its reasonable advances, expenses and disbursements (including the reasonable compensation and expenses and disbursements of its counsel, agents and other persons not regularly in its employ) in connection with its services rendered hereunder or in any way relating to or arising out of the administration of the Indenture Estate and shall have a priority claim on the Indenture Estate for the payment of such compensation, advances, expenses and disbursements to the extent that such compensation, advances, expenses and disbursements shall not be paid by the Lessee, and shall have the right to use or apply any moneys held by it hereunder in the Indenture Estate toward such payments; provided that, so long as the Lease is in effect, the Indenture Trustee shall not make any claim for payment under this Section 9.11 against the Owner Trustee or use or apply such moneys without first making demand on the Lessee for payment of such claim. The Indenture Trustee agrees that it shall have no right against any Holder (except as provided in Section 9.03(d) above), Trust Company, or the Owner Participant for any fee as compensation for its services as trustee under this Indenture.

                                   ARTICLE X

                            CONCERNING THE HOLDERS

         Section 10.01. Evidence of Action Taken by Holders. (a) Any request,
                        -----------------------------------
demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, if expressly required herein, to the Owner Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 9.02 and 9.03 hereof) conclusive in favor of the Indenture Trustee and the Owner Trustee, if made in the manner provided in this Article.

         (b) For the purpose of determining the Holders entitled to vote or consent to any direction, waiver or other action of such Holders under Section
7.10 or 7.11 hereof, the Lessee may set a record date for such vote or consent by specifying such record date in an Officer's Certificate delivered to the Indenture Trustee. Such record date shall be a date not more than 15 days prior to the first solicitation of such vote or consent.

         Section 10.02. Proof of Execution of Instruments and of Holding of
                        ----------------------------------------------------
Equipment Notes. Subject to Sections 9.02 and 9.03 hereof, the execution of any
---------------
instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Indenture Trustee. The holding of Equipment Notes shall be proved by the Register or by a certificate of the Registrar.

         Section 10.03. Holders to Be Treated as Owners. Prior to due
                        -------------------------------
presentment for registration of transfer of any Equipment Note, the Owner Trustee, the Indenture Trustee, any agent of the Owner Trustee or the Indenture Trustee, the Paying Agent, if any, the Registrar and the Lessee shall deem and treat the Person in whose name such Equipment shall be registered upon the Register as the absolute owner of such Equipment Note (whether or not such Equipment Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Equipment Note and for all other purposes; and neither the Owner Trustee nor the Indenture Trustee (nor any agent of the Owner Trustee or the Indenture Trustee) nor the Paying Agent, if any, nor the Registrar nor the Lessee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Equipment Note.

         Section 10.04. Equipment Notes Owned by Owner Trustee or Lessee Deemed
                        -------------------------------------------------------
Not Outstanding. In determining whether the Holders of the requisite aggregate
---------------
principal amount of Equipment Notes have concurred in any direction, consent or waiver under this Indenture, Equipment Notes which are owned by the Owner Trustee, any Owner Participant, the Lessee or any

Affiliate thereof shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, consent or waiver, only if a Responsible Officer of the Indenture Trustee has actual knowledge that certain Equipment Notes are so owned by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Owner Trustee, such Owner Participant, Trust Company or the Lessee shall such Equipment Notes be so disregarded; and provided further that if all Equipment Notes which would be deemed Outstanding in the absence of the foregoing provision are owned by the Owner Trustee, Trust Company or any Owner Participant or by any Affiliate thereof, then such Equipment Notes shall be deemed Outstanding for the purpose of any such determination. Equipment Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Equipment Notes and that the pledgee is not the Owner Trustee, the Owner Participant, Trust Company or the Lessee or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Owner Trustee, the Owner Participant, Trust Company or the Lessee. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Indenture Trustee in accordance with such advice, unless the Lessee, the Owner Trustee, Trust Company, or the Owner Participant are actually named in the Register. Upon request of the Indenture Trustee, the Owner Trustee, the Owner Participant, Trust Company and the Lessee shall furnish to the Indenture Trustee promptly an Officer's Certificate listing and identifying all Equipment Notes, if any, known by the Owner Trustee, the Owner Participant, Trust Company or the Lessee to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 9.02 and 9.03 hereof, the Indenture Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts set forth therein and of the fact that all Equipment Notes not listed therein are outstanding for the purpose of any such determination.

         Section 10.05. ERISA. Any Person, other than the Subordination Agent
                        -----
and any Pass- Through Trustee, who is acquiring the Equipment Notes will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of ERISA or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Equipment Notes, or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of the Equipment Notes such that its purchase and holding of the Equipment Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

                                  ARTICLE XI

                         INDEMNIFICATION OF INDENTURE
                           TRUSTEE BY OWNER TRUSTEE

         The Owner Trustee, not individually but solely in its capacity as Owner Trustee, hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Indenture Trustee, in its individual capacity, and its successors, assigns, agents and servants solely from the Lessor's Estate, with respect to the claims of the Indenture Trustee for payment or reimbursement under Section 9.11 hereof and from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Indenture Trustee on or measured by any compensation received by the Indenture Trustee for its services under this Indenture and any taxes excluded from the Lessee's indemnity obligation under Section 6.01(b) of the Participation Agreement), claims, actions, suits, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Indenture Trustee (whether or not also agreed to be indemnified against by any other person under any other document) in any way relating to or arising out of this Indenture, the Equipment Notes or any Indenture Document or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft or any Engine (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Indenture Estate or the action or inaction of the Indenture Trustee hereunder, except only (a) in the case of willful misconduct or gross negligence of the Indenture Trustee in the performance of its duties hereunder, (b) as may result from the inaccuracy of any representation or warranty of the Indenture Trustee in the Participation Agreement, (c) as otherwise provided in Section 9.02(c) hereof or (d) as otherwise excluded by the terms of Article 6 or Article 7 of the Participation Agreement from the Lessee's general indemnity or general tax indemnity to the Indenture Trustee under said Article; provided that so long as the Lease is in effect, the Indenture Trustee
         --------
shall not make any claim under this Article XI for any claim or expense indemnified by the Lessee under the Participation Agreement without first making demand on the Lessee for payment of such claim or expense. The Indenture Trustee shall be entitled to indemnification, from the Indenture Estate, for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Article XI to the extent not reimbursed by the Lessee or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same the Indenture Trustee shall have a prior Lien on the Indenture Estate. The indemnities contained in this Article XI shall survive the termination of this Indenture and the resignation or removal of the Indenture Trustee. Upon payment in full by the Owner Trustee of any indemnity pursuant to this Article XI, the Owner Trustee shall, so long as no Indenture Event of Default shall have occurred and be continuing, be subrogated to the rights of the Indenture Trustee, if any, in respect of the matter as to which the indemnity was paid.

                                  ARTICLE XII

                              SUCCESSOR TRUSTEES

         Section 12.01. Notice of Successor Owner Trustee. In the case of any
                        ---------------------------------
appointment of a successor to the Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee.

         Section 12.02. Resignation and Removal of Indenture Trustee:
                        --------------------------------------------
Appointment of Successor. (a) The Indenture Trustee or any successor thereto may
------------------------
resign at any time without cause by giving at least 30 days' prior written notice to the Owner Trustee, the Owner Participant, the Lessee and each Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In addition, the Lessee, the Majority in Interest of Holders or the Owner Trustee (with the consent of the Lessee and the Majority in Interest of Holders) may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Lessee, the Owner Trustee, the Owner Participant, and the Indenture Trustee, and the Indenture Trustee shall promptly notify each Holder thereof of such action in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In the case of the resignation or removal of the Indenture Trustee, the Majority in Interest of Holders (based on the recommendation of the Lessee) or the Owner Trustee (with the consent of the Lessee and the Majority in Interest of Holders), may appoint a successor Indenture Trustee by an instrument signed by such Holders. If a successor Indenture Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee, the Lessee, the Owner Participant, or any Holder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed as provided above. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as provided above.

         (b)      In case at any time any of the following shall occur:

                  (i) the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 12.03 hereof and shall fail to resign after written request therefor by the Owner Trustee or by any Holder; or

                  (ii) the Indenture Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then the Owner Trustee may remove the Indenture Trustee and, with the consent of the Lessee, appoint a successor trustee by written instrument, in duplicate, executed by a Responsible Officer of the Owner Trustee, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.13 hereof, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated Holders, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor trustee, which removal and appointment shall become effective upon acceptance of appointment by the successor trustee as provided in Section 12.04 hereof. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as provided above within one year from the date of appointment by such court.

         Section 12.03. Persons Eligible for Appointment as Indenture Trustee.
                        -----------------------------------------------------
There shall at all times be an Indenture Trustee hereunder which shall be (i)(x) a bank or trust company organized and doing business under the laws of the United States of America or any state or the District of Columbia having a combined capital and surplus of at least $75,000,000 or (y) a bank or trust company whose obligations hereunder are fully guaranteed by a direct or indirect parent thereof having a combined capital and surplus of at least $75,000,000 and
(ii) a Person authorized under applicable law to exercise corporate trust powers and subject to supervision of examination by Federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 12.02 hereof.

         Section 12.04. Acceptance of Appointment by Successor Trustee. Any
                        ----------------------------------------------
successor trustee appointed as provided in Section 12.02 hereof shall execute and deliver to the Owner Trustee, the Lessee, and to its predecessor trustee an instrument accepting such appointment hereunder, in form and substance reasonably satisfactory to the Owner Trustee, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Owner Trustee or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section
14.04 hereof, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Owner Trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Article XI hereof.

         No successor trustee shall accept appointment as provided in this
Section 12.04 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.03 hereof.

         Upon acceptance of appointment by a successor trustee as provided in this Section 12.04, the successor trustee shall mail notice thereof by first-class mail to the Holders at their last addresses as they shall appear in the Register, and shall mail a copy of such notice to the Lessee and the Owner Trustee. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 12.02 hereof.

         Section 12.05. Merger, Consolidation or Succession to Business of
                        --------------------------------------------------
Indenture Trustee. Any corporation into which the Indenture Trustee may be
-----------------
merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor to the Indenture Trustee hereunder, provided that, anything herein to the contrary notwithstanding, such corporation shall be eligible under the provisions of
Section 12.03 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         In case at the time such successor to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Equipment Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Equipment Notes so authenticated; and, in case at that time any of the Equipment Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Equipment Notes either in the name of any predecessor hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Equipment Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Indenture Trustee or to authenticate Equipment Notes in the name of any predecessor Indenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 12.06. Appointment of Separate Trustees. (a) At any time or
                        --------------------------------
times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken, the Indenture Trustee, by an instrument in writing signed by it, may appoint one or more individuals or corporations to act as a separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, of all or any part of the Indenture Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Indenture Trustee to act.

         (b) The Indenture Trustee and, at the request of the Indenture Trustee, the Owner Trustee, shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he or they shall be vested with such title to the Indenture Estate or any part thereof, and with such rights, powers, duties and obligations, as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or separate trustees or co-trustee jointly with the Indenture Trustee subject to all the terms of this Indenture, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its or his attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its or his behalf and in its or his name. In case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Indenture Estate and all assets, property, rights, powers, duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

         (c) All provisions of this Indenture which are for the benefit of the Indenture Trustee (including without limitation Article XI hereof) shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 12.06.

         (d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions:

                  (i) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of moneys shall be exercised solely by the Indenture Trustee;

                  (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed and exercised or performed by the Indenture Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Estate in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

                  (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Indenture Trustee; and

                  (iv) no trustee hereunder shall be liable either personally or in its capacity as such trustee, by reason of any act or omission of any other trustee hereunder.

If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law, the Indenture Trustee shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

         (e) Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

         (f) Notwithstanding any other provision of this Section 12.06, the powers of any additional trustee or separate trustee shall not exceed those of the Indenture Trustee hereunder.


                                 ARTICLE XIII

                      SUPPLEMENTS AND AMENDMENTS TO THIS
                      TRUST INDENTURE AND OTHER DOCUMENTS

         Section 13.01. Supplemental Indentures Without Consent of Holders. The
                        --------------------------------------------------
Owner Trustee (when authorized by the Owner Participant) and the Indenture Trustee, without consent of the Holders, may enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to convey, transfer, assign, mortgage or pledge any property or assets to the Indenture Trustee as security for the Equipment Notes;

         (b) to evidence the succession of another corporation to the Owner Trustee or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Owner Trustee herein and in the Equipment Notes;

         (c) to add to the covenants of the Owner Trustee such further covenants, restrictions, conditions or provisions as it and the Indenture Trustee shall consider to be for the protection of the Holders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Indenture Event of Default permitting the enforcement of all or any of the several remedies provided herein; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Indenture Event of Default or may limit the remedies available to the Indenture Trustee upon such an Indenture Event of Default or may limit the right of not less than the Majority in Interest of Holders to waive such an Indenture Event of Default;

         (d) to surrender any right or power conferred herein upon the Owner Trustee or the Owner Participant;

         (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Owner Trustee may deem necessary or desirable and which shall not adversely affect the interests of the Holders;

         (f) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Indenture or to subject any Replacement Airframe or Replacement Engine to the Lien of this Indenture in accordance with the provisions hereof or with the Lease or to release from the Lien of this Indenture property that has been substituted on or removed from the Aircraft as contemplated in Section 3.07 hereof; provided that supplements to this Indenture entered into for the purpose of subjecting any Replacement Airframe or Replacement Engine to the Lien of this Indenture need only be executed by the Owner Trustee;

         (g) to provide for the issuance under this Indenture of Equipment Notes in coupon form (including Equipment Notes registrable as to principal only) and to provide for exchangeability of such Equipment Notes with Equipment Notes issued hereunder in fully registered form, and to make all appropriate changes for such purpose;

         (h) to effect the re-registration of the Aircraft pursuant to Section 4.02(b) of the Participation Agreement; and

         (i) to add, eliminate or change any provision hereunder so long as such action shall not adversely affect the interests of the Holders.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be contained therein and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any such supplemental indenture may be executed without the consent of the Holders notwithstanding any of the provisions of Section 13.02 hereof.

         Section 13.02. Supplemental Indentures With Consent of Holders. With
                        -----------------------------------------------
the consent (evidenced as provided in Article X) of the Majority in Interest of Holders, the Owner Trustee (when authorized by the Owner Participant) and the Indenture Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each and every Holder and each Liquidity Provider, no such amendment of or supplement to this Indenture or any indenture supplemental hereto, or modification of the terms of, or consent under, any thereof, shall (a) modify any of the provisions of Section 7.11 hereof or this Section 13.02, (b) reduce the amount or extend the time of payment of any amount owing or payable under any Equipment Note or reduce the interest payable on any Equipment Note, or alter or modify the provisions of Article V hereof with respect to the order of priorities in which distributions thereunder shall be made as among Holders of different Series of Equipment Notes or as between the Holder and the Owner Trustee or the Owner Participant or with respect to the amount or time of payment of any such distribution, or alter or modify the circumstances under which a Make-Whole Premium shall be payable, or alter the currency in which any amount payable under any Equipment Note is to be paid, or impair the right of any Holder to commence legal proceedings to enforce a right to receive payment hereunder or
(c) create or permit the creation of any Lien on the Indenture Estate or any part thereof prior to or pari passu with the Lien of this Indenture, except as expressly permitted herein, or deprive any Holder of the benefit of the Lien of this Indenture on the Indenture Estate, except as provided in Section 7.02 hereof or in connection with the exercise of remedies under Article VII. This
Section 13.02 shall not apply to any indenture or indentures supplemental hereto permitted by, and complying with the terms of, Section 13.06 hereof.

         Upon the request of the Owner Trustee (at the direction of the Owner Participant) and upon the filing with the Indenture Trustee of evidence of the consent of Holders and other documents, if any, required by Section 10.01, the Indenture Trustee shall join with the Owner Trustee in the execution of such supplemental indenture unless such supplemental indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Owner Trustee and the Indenture Trustee of any supplemental indenture pursuant to the provisions of this Section, the Indenture Trustee shall mail a notice thereof by first-class mail to the Holders at their addresses as they shall appear on the registry books of the Registrar, setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 13.03. Effect of Supplemental Indenture. Upon the execution of
                        --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Owner Trustee, the Lessee and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 13.04. Documents to Be Given to Indenture Trustee. The
                        ------------------------------------------
Indenture Trustee, subject to the provisions of Sections 9.02 and 9.03, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

         Section 13.05. Notation on Equipment Notes in Respect of Supplemental
                        ------------------------------------------------------
Indentures. Equipment Notes authenticated and delivered after the execution of
----------
any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Indenture Trustee as to any matter provided for by such supplemental indenture. If the Owner Trustee or the Indenture Trustee shall so determine, new Equipment Notes so modified as to conform, in the opinion of the Owner Trustee and the Indenture Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Owner Trustee, authenticated by the Indenture Trustee and delivered in exchange for the Outstanding Equipment Notes.

         Section 13.06. No Request Necessary for Lease Supplement or Indenture
                        ------------------------------------------------------
Supplement. Notwithstanding anything contained in Section 13.02 hereof, no
----------
written request or consent of the Indenture Trustee or any Holder pursuant to
Section 13.02 hereof shall be required to enable the Owner Trustee to enter into any supplement to the Lease with the Lessee in accordance with the terms and conditions of the Lease to subject a Replacement Airframe or Replacement Engine thereto or to enter into any supplement or amendment to the Lease with the Lessee in accordance with Section 3(d) of the Lease or to execute and deliver any supplement to this Indenture (including the Indenture Supplement) pursuant to the terms hereof.

         Section 13.07. Notices to Liquidity Providers. Any request made to any
                        ------------------------------
Holder for consent to any amendment, supplement or waiver pursuant to Section 7.11, 8.01 or this Article XIII shall be promptly furnished by the Indenture Trustee to each Liquidity Provider.

                                  ARTICLE XIV

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS

         Section 14.01. Satisfaction and Discharge of Indenture: Termination of
                        ---------------------------------------
Indenture. If at any time after (a) the Owner Trustee shall have paid or caused to be paid the principal of and interest on all the Equipment Notes outstanding hereunder, as and when the same shall have become due and payable and provided that there shall be no Secured Obligations due to the Indenture Indemnitees, or
(b) the Owner Trustee shall have delivered to the Indenture Trustee for cancellation all Equipment Notes theretofore authenticated (other than any Equipment Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07 hereof), then this Indenture shall cease to be of further effect, and the Indenture Trustee, on demand of the Owner Trustee and at the cost and expense of the Owner Trustee, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Owner Trustee agrees to reimburse and indemnify the Indenture Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Indenture Trustee for any services thereafter reasonably and properly rendered by the Indenture Trustee in connection with this Indenture or the Equipment Notes.

         Upon (or at any time after) payment in full to the Indenture Trustee, as trust funds, of the principal of and interest on and Make-Whole Premium, if any, and all other amounts due hereunder and under all Equipment Notes and of any Secured Obligations owed to the Indenture Indemnitees, and provided that there shall then be no other amounts due to the Indenture Trustee hereunder or under the Participation Agreement or otherwise secured hereby, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft from the Lien of this Indenture and releasing the Indenture Documents from the assignment thereof hereunder, and the Indenture Trustee shall execute and deliver such instrument as aforesaid and, at the Owner Trustee's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Owner Trustee to give effect to such release; provided,
                                                               --------
however, that this Indenture and the trusts created hereby shall terminate
-------
earlier and this Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property forming a part of the Indenture Estate and the final distribution by the Indenture Trustee of all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

         Section 14.02. Application by Indenture Trustee of Funds Deposited for
                        -------------------------------------------------------
Payment of Equipment Notes. Subject to Section 14.04 hereof, all moneys
--------------------------
deposited with the Indenture Trustee pursuant to Section 14.01 hereof shall be held in trust and applied by it to the prompt payment, either directly or through any Paying Agent, to the Holders of the particular Equipment Notes for the payment or prepayment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal, interest and Make-Whole Premium, if any, but such money need not be segregated from other funds except to the extent required by law.

         Section 14.03. Repayment of Moneys Held by Paying Agent. Upon the
                        ----------------------------------------
satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Owner Trustee, be repaid to it or paid to the Indenture Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         Section 14.04. Transfer of Unclaimed Money Held by Indenture Trustee
                        -----------------------------------------------------
and Paying Agent. Any moneys deposited with or paid to the Indenture Trustee or
----------------
any Paying Agent for the payment of the principal of or interest or Make-Whole Premium on any Equipment Note and not applied but remaining unclaimed for two years and eleven months after the date upon which such principal, interest or Make-Whole Premium shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Owner Trustee (or, if the Trust Agreement shall no longer be in effect, to the Owner Participant) by the Indenture Trustee or such Paying Agent and the Holder of such Equipment Note, as a general unsecured creditor, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Owner Trustee (or the Owner Participant) for any payment which such Holder may be entitled to collect, and all liability of the Indenture Trustee, or any Paying Agent with respect to such moneys shall thereupon cease.


                                  ARTICLE XV

                                 MISCELLANEOUS

         Section 15.01. Capacity in Which Acting. Each of Trust Company (or its
                        ------------------------
permitted successors or assigns) and Allfirst acts hereunder not in its individual capacity but solely as trustee except as expressly provided herein and in the other Operative Agreements, and, in the case of Trust Company (or its permitted successors or assigns), in the Trust Agreement.

         Section 15.02. No Legal Title to Indenture Estate in Holders. No Holder
                        ---------------------------------------------
shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Holder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Holder or any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.

         Section 15.03. Sale of Indenture Estate by Indenture Trustee is
                        ------------------------------------------------
Binding. Any sale or other conveyance of all or any part of the Indenture Estate
-------
by the Indenture Trustee made pursuant to the terms of this Indenture or of the Lease shall bind the Lessee, the Owner Trustee, the Holders and the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and such Holders therein and thereto. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

         Section 15.04. Indenture Benefits Trustees, Participants, Lessee, and
                        ------------------------------------------------------
Liquidity Providers Only. Nothing in this Indenture, whether express or implied,
------------------------
shall be construed to give to any person other than Trust Company, the Owner Trustee, the Lessee, Allfirst, the Indenture Trustee, the Owner Participant, each Liquidity Provider and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture. Upon termination of this Indenture pursuant to Article XIV hereof, the Indenture Trustee in connection with the satisfaction of the Indenture shall return to the Owner Trustee all property (and related documents and instruments) constituting or evidencing the Indenture Estate.

         Section 15.05. No Action Contrary to Lessee's Rights Under the Lease.
                        -----------------------------------------------------
Notwithstanding any of the provisions of this Indenture or the Trust Agreement to the contrary, so long as no Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee will take any action that interferes with the peaceful and quiet possession and enjoyment of the Aircraft by the Lessee or any Permitted Sublessee.

         Section 15.06. Notices. Unless otherwise expressly specified or
                        -------
permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Indenture to be made, given, furnished or filed shall be in writing, and shall be given and become effective in the manner set forth in Section 12.01 of the Participation Agreement. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Indenture.

         Section 15.07. Officer's Certificates and Opinions of Counsel. Upon any
                        ----------------------------------------------
application or demand by the Lessee or the Owner Trustee to the Indenture Trustee to take any action under any of the provisions of this Indenture, the Lessee or the Owner Trustee, as the case may be, shall furnish to the Indenture Trustee upon request (a) an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and that the proposed action is in conformity with the requirements of this Indenture, and (b) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Any certificate, statement or opinion of an officer of the Lessee or the Trust Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters information with respect to which is in the possession of the Lessee or Trust Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Lessee or Trust Company, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Lessee or Trust Company or of counsel thereto may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants employed by the Lessee or the Owner Trustee, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Indenture Trustee shall contain a statement that such firm is independent.

         Section 15.08. Severability. Any provision of this Indenture which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 15.09. No Oral Modifications or Continuing Waivers. No terms or
                        -------------------------------------------
provisions of this Indenture or the Equipment Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Equipment Note shall be effective only in the specific instance and for the specific purpose given.

         Section 15.10. Successors and Assigns. All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and permitted assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby and thereby.

         Section 15.11. Headings.  The headings of the various Articles and
                        --------
Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 15.12. Normal Commercial Relations. Anything contained in this
                        ---------------------------
Indenture to the contrary notwithstanding, the Owner Participant, the Indenture Trustee and any Holder, or any bank or other affiliate of any such party, may conduct any banking or other financial transactions, and have banking or other commercial relationships, with the Lessee fully to the same extent as if this

Indenture were not in effect, including without limitation the making of loans or other extensions of credit to the Lessee for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

         Section 15.13. Governing Law; Counterparts. THIS INDENTURE AND EACH
                        ---------------------------
EQUIPMENT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 15.14. Lessee's Right of Quiet Enjoyment. Notwithstanding any
                        ---------------------------------
of the provisions of this Indenture to the contrary, so long as no Event of Default has occurred and is continuing unremedied, the Indenture Trustee will comply with Section 4(b) of the Lease to the same extent as if it were the Lessor under the Lease. Each Holder, by its acceptance thereof, consents in all respects to the terms of the Lease and agrees to the provisions of this Section
15.14. The Indenture Trustee acknowledges that any right it may have to possess, use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other property in which Lessee has any interest pursuant to the Lease is derivative of the rights of the Owner Trustee under the Lease and subject to the agreement of the Owner Trustee under Section 4(b) of the Lease as referred to in the second preceding sentence herein.

                       *               *               *

IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                    FIRST UNION TRUST COMPANY, NATIONAL
                     ASSOCIATION,
                    not in its individual capacity, except as specifically set forth herein but solely as Owner Trustee


                    By: /s/ Sterling C. Correia
                       --------------------------------
                       Name: Sterling C. Correia
                       Title: Vice President

                    ALLFIRST BANK, as Indenture Trustee

                    By: /s/ Robert D. Brown
                       --------------------------------
                       Name: Robert D. Brown
                       Title: Vice President

                                                                         Annex A

                      Principal Amount of Equipment Notes
                      -----------------------------------

                                       *


------------------------------------
* Indicates information deleted for confidentiality purposes.

                                                                         Annex B

                             Amortization Schedule
                             ---------------------

                                       *


------------------------------------
* Indicates information deleted for confidentiality purposes.

                                                                    Exhibit A to
                                                             Trust Indenture and
                                                              Security Agreement

                     Indenture Supplement No. __ [N361ML]

         This Indenture Supplement No. __ [N361ML] dated ____________, 200_, of First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as owner trustee (herein called the "Owner Trustee") under the Trust Agreement [N361ML] dated as of September 27,
 -------------
2000, (the "Trust Agreement") between First Union Trust Company, National
            ---------------
Association, and the Owner Participant named therein,

                                  WITNESSETH:


         WHEREAS, the Indenture provides for the execution and delivery of this Indenture Supplement which shall particularly describe the Aircraft included in the property covered by the Indenture.

         WHEREAS, the Trust Indenture and Security Agreement [N361ML] dated as of September 27, 2000 (the "Indenture") between the Owner Trustee and Allfirst
                            ---------
Bank, as Indenture Trustee (herein called the "Indenture Trustee") provides for
                                               -----------------
the execution and delivery of an Indenture Supplement substantially in the form of this Indenture Supplement No. __, which Supplement shall particularly describe the Aircraft included in the Indenture Estate, and shall specifically mortgage such Aircraft to the Indenture Trustee.

         WHEREAS, the Indenture relates to the Aircraft and the Engines described in the following paragraph and a counterpart of the Indenture is attached to and made a part of this Indenture Supplement No. __, and this Indenture Supplement No. __, together with such attachment, is being filed for recordation on or promptly after the date of this Indenture Supplement No. __ with the Federal Aviation Administration as one document.

         NOW, THEREFORE, to secure the prompt payment of the principal of and Make-Whole Premium, if any, and interest on, and all other amounts due with respect to, all Outstanding Equipment Notes under the Indenture and all other amounts due hereunder and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions for the benefit of the Holders and contained in the Indenture, the Participation Agreement and the Equipment Notes, and the prompt payment of any and all amounts from time to time owing under the Participation Agreement by the Owner Trustee or the Lessee to the Holders and the Indenture Indemnitees (provided that, with respect to amounts owed to the Liquidity Providers which relate to amounts due under the Liquidity Facilities, the amounts secured by the Indenture shall only include such amounts to the extent due and owing pursuant to the final paragraph of Section 2.04 of the Indenture) and for the uses and purposes and subject to the terms and provisions of the Indenture and the Equipment Notes, and in consideration of the premises and of the covenants contained in the Indenture, and of the purchase of the Equipment Notes by the Holders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery of the Indenture, the receipt of which is hereby acknowledged, the Owner Trustee has granted, bargained, assigned, transferred, conveyed, mortgaged, pledged, granted a security interest in, and confirmed, and does hereby grant, bargain, assign, transfer, convey, mortgage, pledge, grant a security interest in, and confirm, unto the Indenture Trustee, its successors and assigns, in trust for the equal and ratable security and benefit of the Holders, in the trust created by the Indenture, and subject to all of the terms, conditions, provisions and limitations set forth in the Indenture, a first priority security interest in and mortgage lien on all estate, right, title and interest of the Owner Trustee in, to and under the following described property:

                                   AIRFRAME

One Airframe identified as follows:

                                               FAA                          Manufacturer's
                                               Registration                 Serial
Manufacturer                   Model           Number                       Number
------------                   -----           -----------------            ------------------
The Boeing Company             737-7BX         N361ML                       30736

together with all appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time belonging thereto, owned by the Owner Trustee and installed in or appurtenant to said aircraft.

                               AIRCRAFT ENGINES

Two aircraft engines, each such engine having 750 or more rated takeoff horsepower or the equivalent thereof, identified as follows:

                                                             Manufacturer's
                                                             Serial
Manufacturer                     Model                       Number
------------                     -----                       -----------------
CFM International, Inc.          CFM-56-7B20                 876573
                                                             877574

together with all equipment and accessories belonging thereto, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to such aircraft engines.

         Together with all substitutions, replacements and renewals of the property described above, and all property owned by the Owner Trustee which shall hereafter become physically attached to or incorporated in the property described above, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

         As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Holders, in the trust created by the Indenture, and subject to all of the terms, conditions, provisions and limitations set forth in the Indenture, all of the estate, right, title and interest of the Owner Trustee in, to and under the Lease Supplement (other than Excepted Payments, if any) covering the property described above.

         TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Holders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

         This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

         This Indenture Supplement is being delivered in the State of New York.

         IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement No. __ to be duly executed as of the date first written above by one of its officers thereunto duly authorized.

                                      First Union Trust Company, National
                                      Association, not in its individual
                                      capacity, except as specifically set forth herein, but solely as Owner Trustee

                                      By: ___________________________________
                                          Name:
                                          Title:

                                                                    Exhibit B to
                                                             Trust Indenture and
                                                              Security Agreement

                           [Form of Equipment Note]

THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS EQUIPMENT NOTE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

No. _________                                                 $____________


                            EQUIPMENT NOTE [N361ML]


SERIES _____

Interest Rate                                                           Maturity
-------------                                                           --------

___%                                                         ____________, 2___


         First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement
                             -------------
[N361ML] dated as of September 27, 2000, between the Owner Participant named therein and it (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), hereby promises to pay to
                              ---------------
Allfirst Bank, a Maryland state-chartered commercial bank, as Subordination Agent, or its registered assigns, the principal sum of ______________________ ________________ Dollars, together with interest on the principal outstanding from time to time, semiannually on each April 1 and October 1, on such principal sum at the rate per annum set forth above; provided that, such interest rate
                                           -------- ----
shall be increased by 0.5% per annum, as provided in Section 2(d) and the penultimate paragraph of Section 3 of the Registration Rights Agreement. The principal amount of this Equipment Note shall be payable in installments on the dates and in the amounts set forth in Schedule I hereto. Notwithstanding the foregoing, the final payment made on this Equipment Note shall be in an amount sufficient to discharge in the full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, this Equipment Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

         This Equipment Note shall bear interest at the Past Due Rate on any principal hereof and on any other amount payable hereunder or under the Indenture which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the date thereof to but excluding the date the same is paid in full, payable from time to time on demand of the Indenture Trustee.

         Principal and interest and other amounts due hereunder shall be payable at the office or agency of Allfirst Bank, a Maryland state-chartered commercial bank, as Indenture Trustee (the "Indenture Trustee") maintained for such purpose
                                 -----------------
in immediately available funds prior to 12:00 noon. (New York time) on the due date thereof and the Indenture Trustee shall remit all such amounts received by it to the Holders at such account or accounts at such financial institution or institutions as the Holders shall have designated to the Indenture Trustee in writing, in immediately available funds, such payment to be made if the payment was received prior to 12:00 noon, New York time by the Indenture Trustee on any Business Day, by 1 p.m. New York time on such Business Day; otherwise, the Indenture Trustee shall make payment promptly, but not later than 11:00 A.M. New York time on the next succeeding Business Day; provided that, at the option of the Indenture Trustee or its Paying Agent, interest may be paid by mailing a check therefor payable to or upon the written order of the registered holder entitled thereto at his last address as it appears on the Register. If any amount payable under this Equipment Note, or under the Indenture, falls due on a day that is not a Business Day, then such sum shall be payable on the next succeeding Business Day, without (provided that payment is made on such next succeeding Business Day) additional interest thereon for the period of such extension.

         First Union Trust Company, National Association and Allfirst Bank are not acting individually hereunder, but solely as Owner Trustee and Indenture Trustee, respectively.

         Any Person, other than the Subordination Agent and any Pass-Through Trustee, who is acquiring the Equipment Notes will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of ERISA or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Equipment Notes, or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of the Equipment Notes such that its purchase and holding of the Equipment Notes will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         This Equipment Note is one of a duly authorized issue of Equipment Notes issued under the Trust Indenture and Security Agreement [N361ML] dated as of September 27, 2000 (the

"Indenture") between the Owner Trustee and the Indenture Trustee. Capitalized
 ---------
terms not otherwise defined herein shall have the meanings given to them in the Indenture. Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions thereof, including a statement of the properties conveyed, pledged and assigned thereby, the nature and extent of the security, the respective rights of the Owner Trustee, the Owner Participant, the Lessee, the Indenture Trustee and the Holders, and the terms upon which the Equipment Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Indenture each Holder hereof agrees by its acceptance of this Equipment Note.

         This Equipment Note is subject to prepayment as provided in Section
6.02 of the Indenture but not otherwise. This Equipment Note is also subject to exchange and to purchase by the Owner Participant or the Owner Trustee as provided in Section 8.02 of the Indenture but not otherwise. In addition, this Equipment Note may be accelerated as provided in Section 7.02 of the Indenture.

         Except as expressly provided in the Indenture, all payments of principal, Make-Whole Premium, if any, and interest and other amounts to be made to the Holder hereof by or at the behest of the Owner Trustee hereunder or under the Indenture shall be made only from the income and proceeds from the Lessor's Estate to the extent included in the Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Lessor's Estate to the extent included in the Indenture Estate to enable the Indenture Trustee to make such distributions in accordance with the terms of the Indenture; and each Holder hereof, by its acceptance of this Equipment Note, agrees that it will (except as aforesaid) look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the Holder hereof as provided above and that neither the Owner Participant, nor the Owner Trustee, nor First Union Trust Company, National Association, nor the Indenture Trustee is personally liable to the Holder hereof for any amounts payable or any liability under this Equipment Note or under the Indenture, except as expressly provided in the Indenture, in the case of First Union Trust Company, National Association, the Owner Trustee and the Indenture Trustee.

         If, in accordance with and subject to the satisfaction of the conditions set forth in Section 5.10 of the Participation Agreement, the Lessee shall assume all of the obligations of the Owner Trustee hereunder, under the Equipment Notes and all other Operative Agreements, the Owner Participant and the Owner Trustee shall (except for prior acts) be released and discharged from any further obligations hereunder and under the Equipment Notes and all other Operative Agreements (except any obligations that have accrued prior to such assumption).

         The indebtedness evidenced by this Equipment Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Indenture) in respect of [Series A Equipment Notes]1, [Series A and Series B Equipment Notes]/2/ and this Equipment Note is issued subject to such provisions. The Holder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture, and (c) appoints the Indenture Trustee such Holder's attorney-in-fact for such purpose.*

         This Equipment Note shall be governed by, and construed in accordance with, the laws of the State of New York.

         This Equipment Note shall not be secured by or be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless authenticated by the Indenture Trustee as evidenced by the manual signature of one of its authorized officers on the certificate below.

-------------------------
         /1/To be inserted in the case of a Series B Equipment Note.
         /2/To be inserted in the case of a Series C Equipment Note.
         * To be inserted for each Equipment Note other than any Series A Equipment Note.

         IN WITNESS WHEREOF, the Owner Trustee has caused this Equipment Note to be duly executed in its corporate name by its officer thereunto duly authorized.

Dated: _________________              FIRST UNION TRUST COMPANY, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Owner Trustee

                                       By: _______________________________
                                           Name:
                                           Title:

                          [FORM OF INDENTURE TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION]


         This is one of the Equipment Notes referred to in the within mentioned Indenture.

Dated:  _______________                 ALLFIRST BANK, as Indenture Trustee

                                        By: _________________________________
                                            Name:
                                            Title:

                                                   Schedule I to Equipment Note

                            Principal Amortization
                            ----------------------

Payment Date                       Principal Amount
------------                       ----------------